Exhibit 99.2
CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
March 31, 2011
(unaudited)
Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
March 31, 2011
(unaudited)
TABLE OF CONTENTS

Disclosures	3-4
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Statements of Cash Flows	7
Funds (Used In) From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available For Distribution (“FAD”) and Other Financial Information	8
Summary Financial Data:
Operating Results	9-10
Capitalization	11
Same Property Analysis	12
Leasing Activity and Occupancy Statistics	13
Tenant and State Concentrations	14
Lease Expirations	15
Properties:
Description	16-21
Carrying Value, Percent Occupied and Base Rent Per Leased Sq. Ft	22-24
Debt Summary	25-27
Joint Venture Properties Managed by Cedar	28-31

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2010
(unaudited)
Disclosures
Forward Looking Statements
Statements made or incorporated by reference in this Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants (including an inability to pay rent, filing for bankruptcy protection, closing stores and/or vacating the premises); the continuing availability of acquisition, development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital (including the availability of construction financing) in the public and private markets; the availability of suitable joint venture partners and potential purchasers of the Company’s properties if offered for sale; the ability of the Company’s joint venture partners to fund their respective shares of property acquisitions, tenant improvements and capital expenditures; changes in interest rates; the fact that returns from acquisition, development and redevelopment activities may not be at expected levels or at expected times; risks inherent in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, changes in governmental regulations relating thereto, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration or termination of current leases and incur applicable required replacement costs; and the financial flexibility of the Company and its joint venture partners to repay or refinance debt obligations when due and to fund tenant improvements and capital expenditures.
Basis of Presentation
The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2010 and Form 10-Q for the quarter ended March 31, 2011.
Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At March 31, 2011, the Company owned a 97.9% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis.
During the period from January 1, 2010 through March 31, 2011, the Company sold, or treated as “held for sale” 24 of its properties, including a number of drug store/convenience centers. For all periods presented, the carrying values of the properties’ assets and liabilities, principally the net book value of their real estate and mortgage loan payable, have been classified as “held for sale” on the balance sheets, and the properties’ results of operations have been classified as “discontinued operations”.

Use of Non-GAAP Financial Measures — Funds (Used In) From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available for Distribution (“FAD”), and Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)
FFO, AFFO and FAD are widely-recognized non-GAAP financial measures for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, are useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO, AFFO and FAD are useful to investors as they capture features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, AFFO and FAD, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO, AFFO and FAD because the Company considers them important supplemental measures of its operating performance and believes that they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Among other things, the Company uses FFO or an adjusted FFO-based measure (1) as a criterion to determine performance-based bonuses for members of senior management, (2) in performance comparisons with other shopping center REITs, and (3) to measure compliance with certain financial covenants under the terms of the Company’s secured revolving credit facilities.
The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to the Company’s common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). The Company calculates (a) AFFO by further adjusting FFO to exclude the pro rata share of straight-line rents, amortization of intangible lease liabilities, non-real estate amortization, and stock-based compensation, included in operations, and (b) FAD by further adjusting AFFO to exclude routine capital expenditures and scheduled debt amortization payments.
FFO, AFFO and FAD do not represent cash generated from operating activities and should not be considered as alternatives to net income attributable to the Company’s common shareholders or to cash flow from operating activities. FFO, AFFO and FAD are not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO, AFFO and FAD are measures used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computations of FFO, AFFO and FAD may vary from one company to another.
EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by adjusting income from continuing operations (determined in accordance with GAAP), excluding interest expense and amortization of deferred financing costs, depreciation and amortization, terminated projects and acquisition transaction costs, impairment charges, gains on incidental sales of real estate, and mark-to-market adjustments relating to stock-based compensation. The ratios of EBITDA to fixed charges and pro rata debt to EBITDA are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2011	2010	2010	2010	2010
Assets:
Real estate:
Land	$337,474,000	$327,813,000	$325,229,000	$326,224,000	$329,635,000
Buildings and improvements	1,301,021,000	1,257,679,000	1,242,008,000	1,236,824,000	1,225,733,000

	1,638,495,000	1,585,492,000	1,567,237,000	1,563,048,000	1,555,368,000
Less accumulated depreciation	(197,948,000)	(188,278,000)	(179,385,000)	(169,154,000)	(159,499,000)

Real estate, net	1,440,547,000	1,397,214,000	1,387,852,000	1,393,894,000	1,395,869,000

Real estate to be transferred to a joint venture	—	—	—	—	60,203,000
Real estate held for sale — discontinued operations	59,426,000	74,661,000	117,131,000	117,832,000	121,644,000
Investment in unconsolidated joint ventures	50,324,000	52,466,000	44,029,000	27,066,000	23,655,000

Cash and cash equivalents	15,469,000	14,166,000	12,142,000	13,794,000	15,783,000
Restricted cash	16,109,000	14,545,000	11,617,000	12,828,000	13,061,000
Receivables:
Rents and other tenant receivables, net	10,389,000	7,048,000	9,485,000	8,814,000	10,663,000
Straight-line rents	16,097,000	15,669,000	15,490,000	15,310,000	14,831,000
Joint venture settlements and other receivables	5,989,000	8,599,000	9,533,000	6,146,000	7,330,000
Other assets	7,966,000	9,676,000	11,819,000	7,271,000	7,709,000
Deferred charges, net:
Lease origination costs	16,020,000	16,102,000	15,890,000	16,339,000	16,417,000
Financing costs	9,736,000	10,790,000	10,828,000	15,053,000	15,573,000
Other	575,000	1,551,000	1,288,000	1,405,000	1,222,000

Total assets	$1,648,647,000	$1,622,487,000	$1,647,104,000	$1,635,752,000	$1,703,960,000

Liabilities and equity:
Mortgage loans payable	$698,010,000	$672,143,000	$650,645,000	$652,577,000	$648,373,000
Mortgage loans payable — real estate to be transferred to a joint venture	—	—	—	—	33,590,000
Mortgage loans payable — real estate held for sale — discontinued operations	35,205,000	35,373,000	40,160,000	40,335,000	40,507,000
Secured revolving credit facilities	154,597,000	132,597,000	126,446,000	167,841,000	207,091,000
Accounts payable and accrued expenses	14,009,000	17,811,000	20,066,000	20,654,000	18,531,000
Tenant prepayments and security deposits	9,126,000	9,573,000	8,343,000	6,986,000	7,679,000
Accrued interest rate swap liabilities	1,451,000	1,642,000	1,926,000	1,789,000	1,587,000
Unamortized intangible lease liabilities	45,027,000	46,453,000	47,823,000	50,014,000	51,816,000
Liabilities — real estate held for sale and real estate to be transferred to a joint venture	1,413,000	1,371,000	2,756,000	2,866,000	6,919,000

Total liabilities	958,838,000	916,963,000	898,165,000	943,062,000	1,016,093,000

Limited partners’ interest in Operating Partnership	6,817,000	7,053,000	8,473,000	10,888,000	11,610,000

Equity:
Preferred stock	158,575,000	158,575,000	158,575,000	88,750,000	88,750,000
Common stock	4,051,000	3,991,000	3,962,000	3,906,000	3,774,000
Treasury stock	(10,398,000)	(10,367,000)	(10,419,000)	(10,521,000)	(10,629,000)
Additional paid-in capital	715,702,000	712,548,000	708,310,000	705,314,000	688,870,000
Cumulative distributions in excess of net income	(249,636,000)	(231,275,000)	(188,336,000)	(175,628,000)	(165,531,000)
Accumulated other comprenehsive loss	(3,112,000)	(3,406,000)	(3,924,000)	(4,082,000)	(3,989,000)

	615,182,000	630,066,000	668,168,000	607,739,000	601,245,000
Minority interest in consolidated joint ventures	61,736,000	62,050,000	65,237,000	66,957,000	67,704,000
Limited partners’ interest in Operating Partnship	6,074,000	6,355,000	7,061,000	7,106,000	7,308,000

Noncontrolling interests	67,810,000	68,405,000	72,298,000	74,063,000	75,012,000

Total equity	682,992,000	698,471,000	740,466,000	681,802,000	676,257,000

Total liabilities and equity	$1,648,647,000	$1,622,487,000	$1,647,104,000	$1,635,752,000	$1,703,960,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Operations

	Three months ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2011	2010	2010	2010	2010
Revenues:
Rents:
Base rents	$29,247,000	$27,882,000	$26,991,000	$27,579,000	$29,011,000
Percentage rents	266,000	477,000	298,000	212,000	216,000
Straight-line rents	479,000	208,000	169,000	609,000	774,000
Amortization of intangible lease liabilities	1,398,000	1,557,000	1,889,000	2,588,000	2,256,000

	31,390,000	30,124,000	29,347,000	30,988,000	32,257,000
Expense recoveries	9,524,000	7,040,000	6,698,000	6,718,000	9,431,000
Other	706,000	1,883,000	1,604,000	283,000	98,000

	41,620,000	39,047,000	37,649,000	37,989,000	41,786,000

Expenses:
Operating, maintenance and management	10,619,000	8,365,000	7,093,000	6,840,000	9,474,000
Real estate and other property — related taxes	5,045,000	4,756,000	4,821,000	4,844,000	4,893,000

	15,664,000	13,121,000	11,914,000	11,684,000	14,367,000

Net operating income	25,956,000	25,926,000	25,735,000	26,305,000	27,419,000

Other income (expense):
General and administrative	(2,705,000)	(2,799,000)	(2,421,000)	(2,106,000)	(2,211,000)
Acquisition transaction costs and terminated projects	(1,539,000)	(888,000)	(2,043,000)	(2,000)	(1,320,000)
Impairment charges	—	(221,000)	(155,000)	(562,000)	(1,555,000)
Depreciation and amortization	(10,404,000)	(9,692,000)	(10,997,000)	(11,222,000)	(10,148,000)
Interest expense	(11,438,000)	(10,844,000)	(10,853,000)	(11,536,000)	(12,687,000)
Amortization of deferred financing and other costs	(1,270,000)	(1,453,000)	(1,743,000)	(1,479,000)	(1,487,000)
Capitalization of interest expense and financing costs	324,000	331,000	597,000	723,000	890,000
Accelerated write-off of deferred financing costs	—	—	(2,552,000)	—	—
Interest income	78,000	13,000	6,000	5,000	14,000
Equity in (loss) income of unconsolidated joint ventures	791,000	(63,000)	(288,000)	479,000	356,000
Gain on sale of land parcel	28,000	—	—	—	—

(Loss) Income before discontinued operations	(179,000)	310,000	(4,714,000)	605,000	(729,000)

Discontinued operations:
Income (loss) from operations	1,002,000	(43,000)	257,000	(153,000)	(358,000)
Impairment charges	(9,916,000)	(36,253,000)	(34,000)	(2,994,000)	(248,000)
Gain on sales	—	—	—	(5,000)	175,000

Total discontinued operations	(8,914,000)	(36,296,000)	223,000	(3,152,000)	(431,000)

Net loss	(9,093,000)	(35,986,000)	(4,491,000)	(2,547,000)	(1,160,000)

Less, net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	25,000	1,807,000	194,000	87,000	(475,000)
Limited partners’ interest in consolidated OP	260,000	794,000	196,000	178,000	114,000

Total net loss (income) attributable to noncontrolling interests	285,000	2,601,000	390,000	265,000	(361,000)

Net loss attributable to Cedar Shopping Centers, Inc.	(8,808,000)	(33,385,000)	(4,101,000)	(2,282,000)	(1,521,000)

Preferred distribution requirements	(3,501,000)	(3,579,000)	(2,679,000)	(1,969,000)	(1,969,000)

Net loss attributable to common shareholders	$(12,309,000)	$(36,964,000)	$(6,780,000)	$(4,251,000)	$(3,490,000)

Per common share (basic and diluted):
Continuing operations	$(0.05)	$(0.01)	$(0.10)	$(0.02)	$(0.05)
Discontinued operations	(0.13)	(0.55)	0.00	(0.05)	(0.01)

	$(0.18)	$(0.56)	$(0.10)	$(0.07)	$(0.06)

Weighted average number of common shares outstanding	67,227,000	66,374,000	65,835,000	64,434,000	58,728,000

Net operating income/Revenues	62%	66%	68%	69%	66%
Expense recovery percentage (a)	73%	72%	72%	71%	73%

(a)
The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude (i) non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $940,000, $1,315,000, $886,000, $583,000 and $445,000, respectively, and (ii) unallocated property and construction management compensation and benefits (including stock-based compensation).

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Cash Flows

	Three months ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2011	2010	2010	2010	2010
Cash flow from operating activities:
Net loss	$(9,093,000)	$(35,986,000)	$(4,491,000)	$(2,547,000)	$(1,160,000)
Adjustments to reconcile net loss to net cash provided by operating activities:
Non-cash provisions:
Equity in loss (income) of unconsolidated joint ventures	(791,000)	63,000	288,000	(479,000)	(356,000)
Distributions from unconsolidated joint ventures	379,000	60,000	211,000	428,000	120,000
Impairments	—	199,000	177,000	562,000	1,555,000
Acquisition transaction costs and terminated projects	1,539,000	—	31,000	—	1,271,000
Impairment charges — discontinued operations	9,916,000	36,253,000	34,000	2,992,000	248,000
Gain on sales of real estate	(28,000)	—	—	5,000	(175,000)
Straight-line rents receivable	(519,000)	(232,000)	(198,000)	(637,000)	(787,000)
Provision for doubtful accounts	1,053,000	1,468,000	966,000	860,000	678,000
Depreciation and amortization	10,459,000	10,820,000	11,891,000	12,373,000	11,380,000
Amortization of intangible lease liabilities	(1,477,000)	(1,676,000)	(2,051,000)	(3,092,000)	(2,335,000)
Amortization/market price adjustments relating to stock-based compensation	829,000	911,000	832,000	21,000	1,215,000
Amortization of deferred financing costs	1,006,000	1,489,000	1,605,000	1,286,000	1,207,000
Accelerated write-off of deferred financing costs	—	—	2,522,000	—	—
Increases/decreases in operating assets and liabilities:
Rents and other receivables, net	(4,402,000)	952,000	(1,643,000)	1,023,000	(3,918,000)
Joint venture settlements	231,000	2,388,000	(1,457,000)	(453,000)	(1,473,000)
Prepaid expenses and other	(1,208,000)	1,329,000	(4,698,000)	2,369,000	(1,029,000)
Accounts payable and accrued expenses	(3,664,000)	(158,000)	2,545,000	(1,140,000)	(2,754,000)

Net cash provided by operating activities	4,230,000	17,880,000	6,564,000	13,571,000	3,687,000

Cash flow from investing activities:
Expenditures for real estate and improvements	(53,583,000)	(9,281,000)	(5,362,000)	(7,483,000)	(8,029,000)
Net proceeds from transfers to unconsolidated joint venture, less cash at dates of transfer	3,009,000	—	—	19,634,000	11,379,000
Net proceeds from sales of real estate	5,744,000	605,000	—	—	2,056,000
Investments in and advances to unconsolidated joint ventures	—	(21,427,000)	(25,712,000)	—	(4,302,000)
Distributions of capital from unconsolidated joint ventures	2,555,000	13,777,000	6,166,000	1,559,000	—
Increase in other receivables	—	(2,563,000)	—	—	—
Construction escrows and other	(1,141,000)	(1,906,000)	(101,000)	116,000	1,040,000

Net cash (used in) provided by investing activities	(43,416,000)	(20,795,000)	(25,009,000)	13,826,000	2,144,000

Cash flow from financing activities:
Net advances/(repayments) from/(to) revolving credit facilities	22,000,000	6,151,000	(41,395,000)	(39,250,000)	(50,594,000)
Proceeds from mortgage financings	28,100,000	10,712,000	30,000	9,543,000	6,699,000
Mortgage repayments	(2,401,000)	(2,350,000)	(2,137,000)	(5,544,000)	(10,913,000)
Termination payments related to interest rate swaps	—	—	—	—	(5,476,000)
Payments of debt financing costs	—	(884,000)	(143,000)	(755,000)	(243,000)
Noncontrolling interests:
Distributions to consolidated joint venture minority interests	(289,000)	(1,380,000)	(1,526,000)	(660,000)	—
Distributions to limited partners	(127,000)	(128,000)	(173,000)	(173,000)	(180,000)
Redemption of OP units	—	(609,000)	(2,349,000)	(418,000)	(67,000)
Net proceeds from sales of preferred and common stock	2,807,000	2,952,000	72,383,000	5,686,000	60,227,000
Exercise of warrant	—	—	—	10,000,000	—
Preferred stock distributions	(3,549,000)	(3,550,000)	(1,969,000)	(1,969,000)	(1,969,000)
Distributions to common shareholders	(6,052,000)	(5,975,000)	(5,928,000)	(5,846,000)	(4,696,000)

Net cash provided by (used in) financing activities	40,489,000	4,939,000	16,793,000	(29,386,000)	(7,212,000)

Net increase (decrease) in cash and cash equivalents	1,303,000	2,024,000	(1,652,000)	(1,989,000)	(1,381,000)
Cash and cash equivalents at beginning of period	14,166,000	12,142,000	13,794,000	15,783,000	9,527,000

Cash and cash equivalents at end of period	$15,469,000	$14,166,000	$12,142,000	$13,794,000	$15,783,000

CEDAR SHOPPING CENTERS, INC.
Funds (Used In) From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available For Distribution (“FAD”) and Other Financial Information

	At of for the three months ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2011	2010	2010	2010	2010
Net loss attributable to the Company’s common shareholders	$(12,309,000)	$(36,964,000)	$(6,780,000)	$(4,251,000)	$(3,490,000)
Add (deduct):
Real estate depreciation and amortization	10,410,000	10,793,000	11,831,000	12,327,000	11,328,000
Noncontrolling interests:
Limited partners’ interest	(260,000)	(794,000)	(196,000)	(178,000)	(114,000)
Minority interests in consolidated joint ventures	(25,000)	(1,807,000)	(194,000)	(87,000)	475,000
Minority interests’ share of FFO applicable to consolidated joint ventures	(1,336,000)	360,000	(1,340,000)	(1,686,000)	(1,691,000)
Gain on sales of discontinued operations and other real estate (a)	(28,000)	—	—	5,000	(175,000)
Equity in loss (income) of unconsolidated joint ventures	(791,000)	63,000	288,000	(479,000)	(356,000)
FFO from unconsolidated joint ventures	1,882,000	1,230,000	146,000	834,000	586,000

Funds From (Used in) Operations (“FFO”)	(2,457,000)	(27,119,000)	3,755,000	6,485,000	6,563,000

Add (deduct) the pro rata share of:
Straight-line rents	(475,000)	(245,000)	(150,000)	(531,000)	(654,000)
Amortization of intangible lease liabilities	(1,371,000)	(1,264,000)	(1,957,000)	(2,484,000)	(2,156,000)
Non-real estate amortization	1,080,000	1,520,000	1,610,000	1,293,000	1,230,000
Accelerated write-off of deferred financing costs	—	—	2,552,000	—	—
Stock-based compensation charged (credited) to operations	829,000	896,000	853,000	—	1,215,000
Impairment charges — discontinued operations (a)	9,749,000	34,057,000	34,000	2,994,000	248,000
Impairment charges — RioCan, net (b)	—	221,000	155,000	562,000	1,555,000
Acquisition transaction costs — unconsolidated joint venture	14,000	925,000	773,000	—	119,000
Acquisition transaction costs and terminated projects (c)	1,539,000	888,000	2,043,000	2,000	1,320,000

Adjusted Funds From Operations (“AFFO”)	8,908,000	9,879,000	9,668,000	8,321,000	9,440,000

Capital expenditures, tenant improvements, and leasing commissions — second generation (d)	(409,000)	(1,081,000)	(1,321,000)	(954,000)	(631,000)
Scheduled mortgage repayments — carrying value amounts	(1,945,000)	(2,236,000)	(1,983,000)	(1,836,000)	(1,926,000)

Funds Available for Distribution (“FAD”)	$6,554,000	$6,562,000	$6,364,000	$5,531,000	$6,883,000

FFO per common share, assuming OP Unit conversion (basic and diluted):	$(0.04)	$(0.40)	$0.06	$0.10	$0.11

AFFO per common share, assuming OP Unit conversion (basic and diluted):	$0.13	$0.15	$0.14	$0.13	$0.15

FAD per common share, assuming OP Unit conversion (basic and diluted):	$0.10	$0.10	$0.09	$0.08	$0.11

Weighted average number of common shares outstanding (basic):
Common shares	67,227,000	66,374,000	65,835,000	64,434,000	58,728,000
OP Units	1,415,000	1,435,000	1,892,000	1,945,000	1,986,000

	68,642,000	67,809,000	67,727,000	66,379,000	60,714,000

Weighted average number of common shares outstanding (diluted):
Common shares	67,227,000	66,374,000	65,835,000	64,486,000	58,752,000
OP Units	1,415,000	1,435,000	1,892,000	1,945,000	1,986,000

	68,642,000	67,809,000	67,727,000	66,431,000	60,738,000

End of period number of common shares outstanding:
Common shares	67,517,000	66,520,000	66,035,000	65,104,000	62,911,000
OP Units	1,415,000	1,415,000	1,535,000	1,928,000	1,980,000

	68,932,000	67,935,000	67,570,000	67,032,000	64,891,000

Other Financial Information (Pro Rata Share):
Capital expenditures, tenant improvements, and leasing commissions — first generation (e)	$3,983,000	$8,365,000	$3,659,000	$7,005,000	$3,225,000

Capitalized interest and financing costs	$324,000	$332,000	$597,000	$723,000	$890,000

Scheduled mortgage repayments — stated contract amounts	$1,848,000	$2,106,000	$1,837,000	$1,739,000	$1,802,000

NOI attributable to RioCan properties prior to contribution	$—	$—	$—	$558,000	$1,905,000

Projects under development, land held for future expansion and development, and other real estate out of service (at cost)(f)	$58,214,000	$62,611,000	$84,831,000	$105,964,000	$106,935,000

(a)	Gain on sales/impairment charges related to properties sold or treated as “held for sale”.

(b)	Impairment charge, net, related to the seven properties transferred to the Cedar/RioCan joint venture.

(c)	The March 31, 2011, December 31, 2010 and the September 30, 2010 amounts are principally fees paid to the Company’s investment advisor related to the Cedar/RioCan joint venture.

The March 2010 amount included the write-off of costs incurred for a potential development opportunity that the Company determined would not go forward.

(d)	Second generation refers to expenditures related to stabilized properties.

(e)	First generation refers to expenditures related to development/redevelopment activities.

(f)	Real estate out of service includes the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Operating Results

	As of for the three months ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2011	2010	2010	2010	2010
Revenues:

Revenues of managed properties excluding non-cash revenues (a)	$55,525,000	$52,213,000	$41,967,000	$39,474,000	$41,673,000
Less consolidated joint ventures	(4,308,000)	(4,181,000)	(4,232,000)	(4,243,000)	(4,496,000)
Less unconsolidated Cedar/RioCan joint venture	(12,779,000)	(12,109,000)	(5,204,000)	(3,849,000)	(2,373,000)

Cedar share of revenues excluding non-cash items	38,438,000	35,923,000	32,531,000	31,382,000	34,804,000
Pro-rata share straight-line rents	475,000	245,000	150,000	531,000	654,000
Pro-rata share amortization of intangible lease liabilities	1,371,000	1,264,000	1,957,000	2,484,000	2,156,000

Cedar share of total revenues	40,284,000	37,432,000	34,638,000	34,397,000	37,614,000
Revenues attributable to consolidated joint ventures (b)	4,531,000	4,642,000	4,373,000	4,624,000	4,789,000
Less revenues attributable to unconsolidated Cedar/RioCan joint venture (c)	(3,195,000)	(3,027,000)	(1,362,000)	(1,032,000)	(617,000)

Total — As reported	$41,620,000	$39,047,000	$37,649,000	$37,989,000	$41,786,000

Net Operating Income (“NOI”)
NOI of managed properties excluding non-cash revenues	$34,930,000	$35,775,000	$28,309,000	$26,064,000	$26,667,000
Less consolidated joint ventures	(2,987,000)	(3,059,000)	(2,942,000)	(3,036,000)	(3,068,000)
Less unconsolidated Cedar/RioCan joint venture	(8,892,000)	(9,418,000)	(3,803,000)	(2,695,000)	(1,685,000)

Cedar share of NOI excluding non-cash items	23,051,000	23,298,000	21,564,000	20,333,000	21,914,000
Pro-rata share straight-line rents	475,000	245,000	150,000	531,000	654,000
Pro-rata share amortization of intangible lease liabilities	1,371,000	1,264,000	1,957,000	2,484,000	2,156,000
Stock-based compensation mark-to-market adjustments	72,000	(46,000)	(7,000)	284,000	(221,000)

Cedar share of total NOI	24,969,000	24,761,000	23,664,000	23,632,000	24,503,000
NOI attributable to consolidated joint ventures (b)	3,210,000	3,520,000	3,083,000	3,417,000	3,361,000
Less NOI attributable to unconsolidated Cedar/RioCan joint venture (c)	(2,223,000)	(2,355,000)	(1,012,000)	(744,000)	(445,000)

Total — As reported	$25,956,000	$25,926,000	$25,735,000	$26,305,000	$27,419,000

Net (loss) income — common shareholders
Net income excluding impairments and certain non-cash charges	$(750,000)	$(1,367,000)	$(1,210,000)	$(1,485,000)	$308,000

Accelerated write-off of deferred financing costs	—	—	(2,552,000)	—	—
Acquistion transaction costs, terminated projects and impairments (d)	(11,427,000)	(36,266,000)	(3,180,000)	(3,733,000)	(3,417,000)
Employee termination costs	(525,000)	—	—	—	—
Stock-based compensation mark-to-market adjustments	150,000	(101,000)	2,000	884,000	(509,000)
Limited partners’ interest in above items	243,000	770,000	160,000	83,000	128,000

	(11,559,000)	(35,597,000)	(5,570,000)	(2,766,000)	(3,798,000)

Total — As reported	$(12,309,000)	$(36,964,000)	$(6,780,000)	$(4,251,000)	$(3,490,000)

Per common share/OP unit (basic and diluted):
Net income excluding impairment and certain non-cash charges	$(0.01)	$(0.02)	$(0.02)	$(0.02)	$—
Acquisition transaction costs, impairments and certain non-cash charges	(0.18)	(0.55)	(0.08)	(0.04)	(0.06)

Total — As reported per share	$(0.18)	$(0.56)	$(0.10)	$(0.07)	$(0.06)

FFO
FFO before non-cash revenues:
Consolidated properties	$7,499,000	$7,739,000	$7,378,000	$6,166,000	$6,109,000
Cedar/RioCan properties prior to transfer	—	—	—	153,000	1,570,000

	7,499,000	7,739,000	7,378,000	6,319,000	7,679,000
Straight-line rents	475,000	245,000	150,000	531,000	654,000
Amortization of intangible lease liabilities	1,371,000	1,264,000	1,957,000	2,484,000	2,156,000

FFO excluding impairments, stock-based compensation mark-to- market adjustments and employee termination costs	9,345,000	9,248,000	9,485,000	9,334,000	10,489,000

Accelerated write-off of deferred financing costs	—	—	(2,552,000)	—	—
Employee termination costs	(525,000)	—	—	—	—
Stock-based compensation mark-to-market adjustments	150,000	(101,000)	2,000	884,000	(509,000)
Acquistion transaction costs, terminated projects and impairments (d)	(11,427,000)	(36,266,000)	(3,180,000)	(3,733,000)	(3,417,000)

	(11,802,000)	(36,367,000)	(5,730,000)	(2,849,000)	(3,926,000)

Total — As reported	$(2,457,000)	$(27,119,000)	$3,755,000	$6,485,000	$6,563,000

Per common share/OP unit (basic and diluted) (e):
FFO excluding impairments and stock-based compensation mark-to-market adjustments	$0.14	$0.14	$0.14	$0.14	$0.17
Acquisition transaction costs and impairments and stock-based compensation mark-to-market adjustments	(0.17)	(0.54)	(0.08)	(0.04)	(0.06)

Total — As reported	$(0.04)	$(0.40)	$0.06	$0.10	$0.11

Dividends to common shareholders	$6,052,000	$5,974,000	$5,928,000	$5,846,000	$—
Per common share (e)	$0.09	$0.09	$0.09	$0.09	$—

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Operating Results

Notes:

(a)
Includes (1) amounts applicable to 100%-owned properties (including amounts applicable to properties transferred to the Cedar/RioCan joint venture prior to such transfer), (2) the Company’s pro rata share of amounts applicable to consolidated joint venture properties, and (3) the Company’s pro rata share of amounts applicable to properties transferred to the Cedar/RioCan joint venture subsquent to such transfer.

(b)	Partners’ pro rata share of amounts applicable to consolidated joint venture properties.

(c)	Removes the Company’s pro rata share of amounts applicable to the Cedar/RioCan joint venture properties included in (a) above.

(d)
Includes $130,000, $175,000, $175,000, $175,000 and $175,000 for March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, of allocated acquisition group compensation expenses.

(e)	See page 8 for the weighted average number of common shares outstanding used in the computation of per share amounts.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Capitalization

Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
2011	2010	2010	2010	2010
Market Capitalization (end of period)
Equity
Preferred Stock
Shares	6,400,000	6,400,000	3,550,000	3,550,000	3,550,000
Closing market price	$25.05	$25.18	$25.76	$24.90	$24.39

$160,320,000	$161,152,000	$164,860,000	$88,395,000	$86,585,000

Common Stock
Common shares	67,517,000	66,520,000	66,035,000	65,104,000	62,911,000
OP Units	1,415,000	1,415,000	1,535,000	1,928,000	1,980,000

68,932,000	67,935,000	67,570,000	67,032,000	64,891,000
Closing market price	$6.03	$6.29	$6.08	$6.02	$7.91

$415,660,000	$427,311,000	$410,826,000	$403,533,000	$513,287,000

Sub-total equity	$575,980,000	$588,463,000	$575,690,000	$491,928,000	$599,872,000

Debt:
Fixed-rate mortgages	614,450,000	588,575,000	567,074,000	569,030,000	565,103,000
Variable-rate mortgages	83,560,000	83,568,000	83,571,000	83,547,000	83,270,000

698,010,000	672,143,000	650,645,000	652,577,000	648,373,000
Secured revolving credit facilities	154,597,000	132,597,000	126,446,000	167,841,000	207,091,000

Total outstanding debt — consolidated	852,607,000	804,740,000	777,091,000	820,418,000	855,464,000
Add (deduct) pro rats share attributable to:
Unconsolidated Cedar/RioCan joint venture	60,630,000	58,680,000	45,761,000	18,668,000	45,652,000
Consolidated joint venture minority interests	(115,180,000)	(115,457,000)	(115,720,000)	(115,968,000)	(116,315,000)

Pro rata share of outstanding debt	798,057,000	747,963,000	707,132,000	723,118,000	784,801,000

Total market capitalization	$1,374,037,000	$1,336,426,000	$1,282,822,000	$1,215,046,000	$1,384,673,000

Ratio of pro rata share of outstanding debt to total market capitalization	58.1%	56.0%	55.1%	59.5%	56.7%

Financial statement capitalization (end of period):
Limited partners’ interest in Operating Partnership	$12,891,000	$13,408,000	$15,534,000	$17,994,000	$18,918,000
Cedar Shopping Centers, Inc. shareholders’ equity	615,182,000	630,066,000	668,168,000	607,739,000	601,245,000

628,073,000	643,474,000	683,702,000	625,733,000	620,163,000
Pro rata share of total debt, per above	798,057,000	747,963,000	707,132,000	723,118,000	784,801,000

Total financial statement capitalization	$1,426,130,000	$1,391,437,000	$1,390,834,000	$1,348,851,000	$1,404,964,000

Ratio of pro rata share of outstanding debt to total financial statement capitalization	56.0%	53.8%	50.8%	53.6%	55.9%

Weighted average interest rates:
Fixed-rate mortgages	5.8%	5.9%	5.8%	5.8%	5.8%
Variable-rate mortgages	4.1%	4.1%	3.4%	3.4%	3.3%
Total mortgages	5.6%	5.6%	5.5%	5.5%	5.5%
Secured variable-rate revolving credit facilities	3.5%	3.2%	3.0%	4.0%	4.2%
Total debt	5.2%	5.2%	5.1%	5.2%	5.2%

Earnings before interest, taxes, depreciation and amortization (“EBITDA”)
(Loss) income from continuing operations	$(179,000)	$310,000	$(4,714,000)	$605,000	$(729,000)
Add (deduct):
Interest expense and amortization of financing costs, net	12,384,000	11,966,000	11,999,000	12,292,000	13,284,000
Accelerated write-off of deferred financing costs	—	—	2,552,000	—	—
Depreciation and amortization	10,404,000	9,692,000	10,997,000	11,222,000	10,148,000
Stock-based compensation mark-to-market adjustments	(150,000)	101,000	(2,000)	(884,000)	509,000
Impairment charges	—	221,000	155,000	562,000	1,555,000
Gain on sale of land parcel	(28,000)	—	—	—	—
Acqusition transaction costs and terminated projects, net	1,539,000	888,000	2,043,000	2,000	1,320,000
Minority interests share of consolidated joint venture EBITDA	(3,210,000)	(3,520,000)	(3,082,000)	(3,407,000)	(3,369,000)
Pro-rata share attributable to Cedar/RioCan joint venture:
Acquisition transaction costs	9,000	925,000	773,000	—	119,000
Depreciation and amortization	1,180,000	1,222,000	370,000	293,000	106,000
Interest expense	1,123,000	682,000	407,000	218,000	92,000

EBITDA	$23,072,000	$22,487,000	$21,498,000	$20,903,000	$23,035,000

Fixed charges:
Interest expense	$11,438,000	$10,844,000	$10,853,000	$11,536,000	$12,687,000
Interest expense — consolidated minority interests	(1,647,000)	(1,687,000)	(1,706,000)	(1,695,000)	(1,634,000)
Interest expense — unconsolidated joint venture	1,123,000	682,000	407,000	218,000	92,000
Preferred dividend requirements	3,501,000	3,579,000	2,679,000	1,969,000	1,969,000

Fixed charges	$14,415,000	$13,418,000	$12,233,000	$12,028,000	$13,114,000

Ratio of EBITDA to fixed charges	1.6	x	1.7	x	1.8	x	1.7	x	1.8	x

Debt to EBITDA
Pro rata share of outstanding debt	$798,057,000	$747,963,000	$707,132,000	$723,118,000	$784,801,000

EBITDA annualized	$92,288,000	$89,948,000	$85,992,000	$83,612,000	$92,140,000
Add (deduct) impact resulting from:
Adjustments to annualized results of properties acquired during the period	711,000	842,000	2,685,000	—	95,000
Results from Cedar/RioCan joint venture properties prior to transfer	—	—	—	(2,232,000)	(7,620,000)

EBITDA annualized	$92,999,000	$90,790,000	$88,677,000	$81,380,000	$84,615,000

Ratio of debt to EBITDA	8.6	x	8.2	x	8.0	x	8.9	x	9.3	x

CEDAR SHOPPING CENTERS, INC.
Same Property Analysis (a)

	Three months ended Mar 31,
	2011	2010

The number of properties that were owned throughout each of the comparative periods	87	87

Revenues:
Rents:
Base rents	$25,683,000	$24,915,000
Percentage rents	214,000	211,000
Straight-line rents	437,000	803,000
Amortization of intangible lease liabilities	1,114,000	1,664,000

	27,448,000	27,593,000
Expense recoveries (b)	8,482,000	8,196,000
Other	144,000	46,000

Total revenues	36,074,000	35,835,000

Operating expenses (b):
Operating, maintenance and management	7,895,000	6,986,000
Real estate and other property-related taxes	4,033,000	3,969,000

Total expenses	11,928,000	10,955,000

Net operating income (“NOI”)	$24,146,000	$24,880,000

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	$22,595,000	$22,413,000
Straight-line rents and amortization of intangible lease liabilities	1,551,000	2,467,000

NOI	$24,146,000	$24,880,000

Increase/(decrease) period over period

Revenues:
Rents:
Base rents	$768,000	3.1%
Percentage rents	3,000	1.4%
Straight-line rents	(366,000)	-45.6%
Amortization of intangible lease liabilities	(550,000)	-33.1%

	(145,000)	-0.5%
Expense recoveries	286,000	3.5%
Other	98,000	213.0%

Total revenues	239,000	0.7%

Expenses:
Operating, maintenance and management	909,000	13.0%
Real estate and other property-related taxes	64,000	1.6%

Total expenses	973,000	8.9%

Net operating income	$(734,000)	-3.0%

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	182,000	0.8%
Straight-line rents and amortization of intangible lease liabilities	(916,000)	-37.1%

NOI	$(734,000)	-3.0%

Percent occupied at end of period	91.4%	88.9%

Expense recovery percentage (b)	78.2%	79.3%

(a)	Excludes results of unconsolidated Cedar/RioCan joint venture properties subsquent to transfer to the joint venture.

(b)
The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $769,000 and $351,000, respectively, for the three months ended March 31, 2011 and 2010.

CEDAR SHOPPING CENTERS, INC.
Leasing Activity and Occupancy Statistics (a)(b)(c)

	At or for the three months ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2011	2010	2010	2010	2010

Renewals (d) (e) (f)

Number of leases	21	53	35	51	54
Aggregate square feet	376,000	466,000	348,000	258,000	509,000
Average square feet	17,905	8,792	9,943	5,059	9,426
Average expiring base rent psf	$8.48	$9.22	$8.60	$8.38	$8.71
Average new base rent psf	$9.24	$9.77	$8.91	$8.99	$9.20
% increase (decrease) in base rent	9.0%	6.0%	3.6%	7.3%	5.6%

New leases (commenced):

Number of leases	13	20	31	19	18
Aggregate square feet	52,000	137,000	88,000	58,000	69,000
Average square feet	4,000	6,850	2,839	3,053	3,833
Average new base rent psf	$13.74	$14.03	$14.74	$18.19	$13.13

Terminated leases

Number of leases	7	11	12	19	17
Aggregate square feet	28,000	23,000	73,000	49,000	175,000
Average square feet	4,000	2,091	6,083	2,579	10,294
Average old base rent psf	$18.60	$12.64	$10.76	$15.32	$11.42

New leases (executed but not yet commenced):

Number of leases	9
Aggregate square feet	135,000
Average square feet	15,000
Average new base rent psf	$17.15

Occupancy statistics

Operating Properties:
Wholly-owned	92.1%	92.4%	92.5%	92.6%	92.6%
Consolidated joint ventures	93.8%	95.3%	95.7%	96.2%	96.7%
Real estate to be transferred to joint venture	n/a	n/a	n/a	n/a	97.9%
Managed unconsolidated joint venture	96.9%	97.0%	97.1%	95.5%	92.6%

Total operating properties	93.6%	94.0%	94.0%	93.5%	93.5%

Redevelopment properties	79.7%	80.0%	74.5%	75.4%	75.6%

Total operating portfolio (g) (h)	92.1%	92.5%	92.1%	91.5%	91.5%

(a)	Incudes results of unconsolidated Cedar/RioCan joint venture properties.

(b)	New leases do not necessarily replace specific terminated leases within any quarterly period and, accordingly, the amounts shown may relate to properties with substantially lower rents.

(c)	With the high occupancy levels for the Company’s portfolio on an overall basis, leasing activity for the indicated square footage amounts represents a small percentage of the total portfolio.

(d)
Renewal leases for the March 31, 2011 quarter include ten leases comprising 60,000 sq. ft. that renewed with no increase pursuant to their terms. The average increase for the other 11 renewal leases was 10.9%.

(e)
Renewal leases for the December 31, 2010 quarter include three leases comprising 276,000 sq. ft. that renewed with no increase pursuant to their terms. The average increase for the other 50 renewal leases was 11.0%.

(f)
Renewal leases for the September 30, 2010 quarter include two leases comprising 229,000 sq. ft. that renewed with no increase pursuant to their terms. The average increase for the other 33 renewal leases was 7.5%.

(g)	Excludes ground-up development properties.

(h)	Occupancy as of March 31, 2011 for operating properties comprising large tenants (over 10,000 sq. ft.) and small tenants is as follows:

	Large	Small	Total

Operating properties	97.4%	82.7%	93.6%
Redevelopment properties	81.7%	72.9%	79.7%

Total	94.6%	80.1%	92.1%

CEDAR SHOPPING CENTERS, INC.
Tenant And State Concentration
As of March 31, 2011

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant Concentrations (a) (d)	stores	GLA	% of GLA	base rent	per sq ft	base rents
Top ten tenants (b):
Giant Foods (c)	31	2,015,000	13.5%	$29,551,000	$14.67	18.0%
L.A. Fitness	7	289,000	1.9%	4,531,000	15.68	2.8%
Stop & Shop (c)	6	391,000	2.6%	4,383,000	11.21	2.7%
Farm Fresh (c)	6	364,000	2.4%	3,909,000	10.74	2.4%
Staples	10	199,000	1.3%	3,006,000	15.11	1.8%
General Services Administration	1	206,000	1.4%	2,500,000	12.14	1.5%
CVS	11	124,000	0.8%	2,445,000	19.72	1.5%
Best Buy	4	128,000	0.9%	2,407,000	18.80	1.5%
Lowe’s	3	392,000	2.6%	2,337,000	5.96	1.4%
Bed Bath & Beyond	6	170,000	1.1%	1,970,000	11.59	1.2%

Sub-total top ten tenants	85	4,278,000	28.7%	57,039,000	13.33	34.7%

Remaining tenants	1,218	9,329,000	62.6%	107,377,000	11.51	65.3%

Sub-total all tenants (e)	1,303	13,607,000	91.2%	$164,416,000	$12.08	100.0%

Vacant space (f)	n/a	1,306,000	8.8%

Total (including vacant space)	1,303	14,913,000	100.0%

(a)	Incudes unconsolidated managed joint venture properties.

(b)	Based on annualized base rent.

(c)
Several of the tenants listed above share common ownership with other tenants including, without limitation, (1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shaw’s (GLA of 173,000, annualized base rent of $1,904,000), Shop’n Save (GLA of 53,000; annualized base rent of $524,000), Shoppers Food Warehouse (GLA of 120,000; annualized base rent of $1,237,000) and Acme (GLA of 172,000; annualized base rent of $756,000).

(d)	Includes tenants at ground-up development properties.

(e)	Comprised of large tenants (greater than 10,000 sq. ft.) and small tenants as follows:

				Annualized	Percentage
			Annualized	base rent	annualized
	GLA	% of GLA	base rent	per sq ft	base rents

Large tenants	10,527,000	77.4%	$112,314,000	$10.67	68.3%
Small tenants	3,080,000	22.6%	52,102,000	16.92	31.7%

Total	13,607,000	100.0%	$164,416,000	$12.08	100.0%

(f)	Includes vacant space at properties undergoing development and/or redevelopment activities.
Total Revenues By State (a)

	Three months ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
State	2011	2010	2010	2010	2010
Pennsylvania	$23,312,000	$20,390,000	$19,158,000	$19,927,000	$22,112,000
Connecticut	4,059,000	2,109,000	3,596,000	3,954,000	4,316,000
Massachusetts	3,579,000	2,957,000	3,398,000	3,710,000	4,867,000
Virginia	3,023,000	2,910,000	2,813,000	2,873,000	3,315,000
New Jersey	2,300,000	2,318,000	2,545,000	2,649,000	2,706,000
Maryland	2,747,000	4,876,000	2,473,000	2,630,000	2,469,000
Ohio	167,000	162,000	159,000	163,000	177,000
New York	1,454,000	1,313,000	1,594,000	1,042,000	1,365,000
Michigan	445,000	195,000	406,000	439,000	412,000

	41,086,000	37,230,000	36,142,000	37,387,000	41,739,000
Parent Company fee income (b)	534,000	1,817,000	1,507,000	602,000	47,000

	$41,620,000	$39,047,000	$37,649,000	$37,989,000	$41,786,000

(a)	Includes revenues of unconsolidated Cedar/RioCan joint venture properties prior to their transfer to the joint venture.

(b)	Includes acquisition, financing, accounting and property management fees from the unconsolidated Cedar/RioCan joint venture.

CEDAR SHOPPING CENTERS, INC.
Lease Expirations (a) (b)
As of March 31, 2011

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq ft	base rents

Month-To-Month	64	148,000	1.1%	$2,036,000	$13.76	1.2%
2011	122	632,000	4.6%	8,859,000	14.02	5.4%
2012	191	948,000	7.0%	11,387,000	12.01	6.9%
2013	158	697,000	5.1%	10,059,000	14.43	6.1%
2014	184	1,753,000	12.9%	16,882,000	9.63	10.3%
2015	183	1,509,000	11.1%	16,430,000	10.89	10.0%
2016	95	1,101,000	8.1%	10,920,000	9.92	6.6%
2017	50	626,000	4.6%	8,579,000	13.70	5.2%
2018	48	866,000	6.4%	11,332,000	13.09	6.9%
2019	57	939,000	6.9%	11,900,000	12.67	7.2%
2020	48	1,074,000	7.9%	11,073,000	10.31	6.7%
2021	21	363,000	2.7%	6,110,000	16.83	3.7%
2022	5	141,000	1.0%	1,528,000	10.84	0.9%
Thereafter	78	2,810,000	20.7%	37,320,000	13.28	22.7%

All tenants	1,303	13,607,000	100.0%	$164,415,000	$12.08	100.0%

Vacant space (c)	n/a	1,306,000	n/a

Total portfolio (d)	1,303	14,913,000	n/a

(a)	Includes unconsolidated Cedar/RioCan joint venture properties.

(b)	Includes tenants at ground-up development properties.

(c)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(d)
At March 31, 2011, the Company had a portfolio of 114 operating properties totaling approximately 14.9 million sq. ft. of GLA, including 71 wholly-owned properties comprising approximately 7.8 million square feet, 12 properties owned in joint venture (consolidated) comprising approximately 1.4 million sq. ft., 21 properties partially-owned in the Cedar/RioCan unconsolidated joint venture comprising approximately 3.5 million sq. ft., six redevelopment properties comprising approcimately 1.5 million sq. ft., and four ground-up developments comprising approximately 0.7 million sq. ft; the portfolio excluding the ground-up developments was approximately 92.1% leased as of March 31, 2011.

CEDAR SHOPPING CENTERS, INC.
Property Description
As of March 31, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Wholly-Owned Properties:
Academy Plaza	PA	2001	100%	152,727	1965/1998	Acme Markets	50,918	9/30/2018
Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	5/4/2019
Camp Hill	PA	2002	100%	472,432	1958/2005	Boscov’s	167,597	9/30/2020
						Giant Foods	92,939	10/31/2025
						LA Fitness	45,000	12/31/2021
						Orthopedic Inst of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2016
						Staples	20,000	6/30/2015
Carbondale Plaza	PA	2004	100%	129,915	1972/2005	Weis Markets	52,720	2/29/2016
Carmans Plaza	NY	2007	100%	194,481	1954/2007	Pathmark	52,211	3/31/2017
						Best Fitness	27,598	5/31/2018
						AJ Wright	25,806	4/30/2013
Carll’s Corner	NJ	2007	100%	129,582	1960’s-1999/2004	Acme Markets	55,000	9/30/2016
Circle Plaza	PA	2007	100%	92,171	1979/1991	K-Mart	92,171	11/30/2014
Coliseum Marketplace	VA	2005	100%	98,359	1987/2005	Farm Fresh	57,662	1/31/2021
Colonial Commons	PA	2011	100%	474,765	1971-2005	Giant Foods	67,815	5/31/2016
						Dick’s Sporting Goods	56,000	1/31/2020
						L.A. Fitness	41,325	3/31/2017
						AMC Theatre	31,114	5/31/2011
						Ross Dress For Less	30,000	1/31/2015
						Marshalls	27,000	1/31/2012
						JoAnn Fabrics	25,500	1/31/2019
						David’s Furniture	24,970	6/30/2015
						Office Max	23,500	1/31/2012
CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017
CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020
CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019
CVS at Kinderhook	NY	2007	100%	13,225	2007	CVS	13,225	1/31/2033
CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017
Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2012
East Chestnut	PA	2005	100%	21,180	1996
Elmhurst Square	VA	2006	100%	66,250	1961-1983	Food Lion	38,272	9/30/2016
Fairview Plaza	PA	2003	100%	69,579	1992	Giant Foods	59,237	2/28/2017
Fairview Commons	PA	2007	100%	59,578	1976/2003
General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014
Gold Star Plaza	PA	2006	100%	71,720	1988	Redner’s	47,329	3/16/2019
Golden Triangle	PA	2003	100%	202,943	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	1/31/2016
						Staples	24,060	5/31/2012
Groton Shopping Center	CT	2007	100%	117,986	1969	TJ Maxx	30,000	1/31/2017

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of March 31, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Halifax Plaza	PA	2003	100%	51,510	1994	Giant Foods	32,000	10/31/2019
Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner’s	56,780	6/30/2025
Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015
Huntingdon Plaza	PA	2004	100%	147,355	1972 - 2003	Peebles	22,060	1/31/2018
Jordan Lane	CT	2005	100%	181,730	1969/1991	Stop & Shop	60,632	9/30/2015
						AJ Wright	39,280	3/31/2015
Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014
Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2014
Kings Plaza	MA	2007	100%	168,243	1970/1994	Work Out World	42,997	12/31/2014
						AJ Wright	28,504	9/30/2013
						Ocean State Job Lot	20,300	5/31/2014
Kingston Plaza	NY	2006	100%	18,337	2006
LA Fitness Facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018
Lake Raystown Plaza	PA	2004	100%	145,727	1995/2010	Giant Foods	61,435	10/31/2026
Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023
Martin’s at Glen Allen	VA	2005	100%	43,000	2000	Giant Foods	43,000	2/15/2015
Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024
Metro Square	MD	2008	100%	71,896	1999	Shoppers Food Warehouse	58,200	1/31/2030
Newport Plaza	PA	2003	100%	64,489	1996	Giant Foods	43,400	5/31/2021
Oak Ridge	VA	2006	100%	38,700	2000	Food Lion	33,000	5/31/2019
Oakland Commons	CT	2007	100%	89,850	1962/1995	Shaw's	54,661	2/29/2016
						Bristol Ten Pin	35,189	4/30/2043
Oakland Mills	MD	2005	100%	58,224	1960’s/2004	Food Lion	43,470	11/30/2018
Palmyra Shopping Center	PA	2005	100%	112,108	1960/1995	Weis Markets	46,181	3/31/2015
Pine Grove Plaza	NJ	2003	100%	86,089	2001/2002	Peebles	24,963	1/31/2022
Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2013
						Pep Boys	20,615	2/28/2014

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of March 31, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Price Chopper Plaza	MA	2007	100%	101,824	1960’s-2004	Price Chopper	58,545	11/30/2015
Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020
River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Avalon Carpet	25,000	1/31/2012
						Pep Boys	22,000	9/30/2014
Shoppes at Salem Run	VA	2005	100%	15,100	2005
Smithfield Plaza	VA	2005-2008	100%	134,664	1987/1996	Farm Fresh	45,544	1/31/2014
						Maxway	21,600	9/30/2013
						Peebles	21,600	1/31/2015
South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally’s Total Fitness	31,000	5/31/2017
						Modell's	20,000	1/31/2018
St. James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020
Stadium Plaza	MI	2005	100%	77,688	1960’s/2003	Hobby Lobby Stores	54,650	Month-to-month
Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014
Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016
The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop’n Save	52,654	10/7/2015
The Point	PA	2000	100%	268,029	1972/2001	Burlington Coat Factory	76,665	1/31/2016
						Giant Foods	58,585	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2013
The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/2005	Bon-Ton	59,925	1/25/2015
						Office Max	22,645	10/22/2012
						Dunham Sports	21,300	1/31/2016
The Shops at Suffolk Downs	MA	2005	100%	121,829	2005	Stop & Shop	74,977	9/30/2025
Timpany Plaza	MA	2007	100%	183,775	1970’s-1989	Stop & Shop	59,947	12/31/2014
						Big Lots	28,027	1/31/2014
						Gardner Theater	27,576	5/31/2014
Trexler Mall	PA	2005	100%	339,363	1973/2004	Kohl’s	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness Partners	30,594	11/30/2013
						Trexlertown Fitness Club	28,870	2/28/2015

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of March 31, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017
Valley Plaza	MD	2003	100%	190,939	1975/1994	K-Mart	95,810	9/30/2014
						Ollie’s Bargain Outlet	41,888	3/31/2016
						Tractor Supply	32,095	5/31/2015
Virginia Center Commons	VA	2005	100%	9,763	2002
Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014
Wal-Mart Center	CT	2003	100%	155,842	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2016
Washington Center Shoppes	NJ	2001	100%	157,290	1979/1995	Acme Markets	66,046	12/2/2020
						Planet Fitness	20,742	3/31/2024
West Bridgewater Plaza	MA	2007	100%	133,039	1970/2007	Shaw’s	57,315	2/28/2027
						Big Lots	25,000	1/31/2014
Yorktowne Plaza	MD	2007	100%	158,982	1970/2000	Food Lion	37,692	12/31/2020

Total Wholly-Owned Properties				7,849,156

Properties Owned in Joint Venture:
Homburg Joint Venture:
Aston Center	PA	2007	20%	55,000	2005	Giant Foods	55,000	11/30/2025
Ayr Town Center	PA	2007	20%	55,600	2005	Giant Foods	50,000	5/31/2025
Fieldstone Marketplace	MA	2005	20%	193,970	1988/2003	Shaw’s	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023
Meadows Marketplace	PA	2004	20%	91,538	2005	Giant Foods	65,507	11/30/2025
Parkway Plaza	PA	2007	20%	106,628	1998-2002	Giant Foods	66,935	12/31/2018
Pennsboro Commons	PA	2005	20%	107,384	1999	Giant Foods	68,624	8/10/2019
Scott Town Center	PA	2007	20%	67,933	2004	Giant Foods	54,333	7/31/2023
Spring Meadow Shopping Center	PA	2007	20%	67,950	2004	Giant Foods	65,000	10/31/2024
Stonehedge Square	PA	2006	20%	88,677	1990/2006	Nell’s Market	51,687	5/31/2026

				834,680

PCP Joint Venture:
New London Mall	CT	2009	40%	257,814	1967/1997 -	Shoprite	64,017	2/29/2020
					2000	Marshalls	30,354	1/31/2014
						Homegoods	25,432	1/31/2016
						Petsmart	23,500	1/31/2015
						AC Moore	20,932	3/31/2015
San Souci Plaza	MD	2009	40%	264,134	1985 - 1997/	Shoppers Food Warehouse	61,466	5/31/2020
					2007	Marshalls	27,000	9/30/2017

				521,948

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of March 31, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Joint Ventures (other):
CVS at Naugatuck	CT	2008	50%	13,225	2008	CVS	13,225	1/31/2034

Total Consolidated Joint Ventures				1,369,853

Cedar/RioCan Joint Venture:
Blue Mountain Commons	PA	2008	20%	121,145	2009	Giant Foods	97,707	10/31/2026
Columbus Crossing	PA	2003	20%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	1/31/2014
						AC Moore	22,000	9/30/2016
Creekview Plaza	PA	2010	20%	136,423	1999	Genuardi’s	48,966	12/31/2021
						Bed Bath & Beyond	25,000	1/13/2012
Cross Keys Place	NJ	2010	20%	148,173	2007	Sports Authority	42,000	1/31/2019
						Bed Bath & Beyond	35,005	1/31/2023
						AC Moore	21,305	1/31/2018
Exeter Commons	PA	2010	20%	361,321	2009/2010	Lowe’s	171,069	10/31/2029
						Giant Foods	81,715	8/31/2029
Franklin Village Plaza	MA	2004	20%	304,277	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2014
Gettysburg Marketplace	PA	2010	20%	82,784	1998	Giant Foods	66,674	11/30/2018
Loyal Plaza	PA	2002	20%	293,825	1969/2000	K-Mart	102,558	8/31/2016
						Giant Foods	66,935	10/31/2019
						Staples	20,555	11/30/2014
Malboro Crossroads	MD	2010	20%	67,975	1993	Giant Foods	60,951	6/30/2023
Monroe Marketplace	PA	2010	20%	328,013	2007/2008	Giant Food Store	76,000	10/31/2028
						Kohl’s Department Store	68,430	1/31/2029
						Dick’s Sporting Goods	51,119	1/31/2019
Montville Commons	CT	2010	20%	117,916	2006	Stop & Shop	63,000	3/1/2027
New River Valley	VA	2010	20%	164,663	2007	Best Buy	30,041	1/31/2018
						Ross Stores	30,037	1/31/2019
Northland Center	PA	2010	20%	108,260	1989	Giant Foods	65,075	10/31/2014
Pitney Road Plaza	PA	2010	20%	45,915	2009	Best Buy	45,915	1/31/2020
Shaw’s Plaza	MA	2006	20%	176,609	1968/1998	Shaw’s	60,748	2/28/2023
						Marshall’s	25,752	1/31/2013
Stop & Shop Plaza	CT	2008	20%	54,510	2006	Stop & Shop	54,510	11/30/2026
Sunset Crossing	PA	2003	20%	74,142	2002	Giant Foods	54,332	6/30/2022
Sunrise Plaza	NJ	2010	20%	248,160	2007	Home Depot	130,601	1/31/2038
						Kohl’s Department Store	96,171	10/31/2028

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of March 31, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	("GLA")	renovated	Name	Sq. ft.	expiration

Town Square Plaza	PA	2010	20%	127,636	2009	Giant Foods	73,327	9/30/2028
						A.C. Moore	21,600	11/15/2018

Towne Crossings	VA	2010	20%	111,016	1980/2003	Bed Bath & Beyond	40,000	1/31/2014
						Michael’s	20,000	2/28/2013

York Marketplace	PA	2010	20%	305,410	1955/1990’s	Lowe’s	125,353	1/31/2014
						Giant Foods	74,600	5/31/2019
						Office Max	23,500	2/28/2014
						Super Shoes	20,000	3/31/2019

Total Cedar/RioCan Joint Venture				3,520,339

Total Operating Portfiolio				12,739,348

Redevelopment Properties:

Oakhurst Plaza	VA	2006	100%	107,869	1980/2001

Shore Mall	NJ	2006	100%	459,098	1960/1980	Boscov’s	172,200	9/19/2018
						Burlington Coat Factory	85,000	11/30/2014
						K&G	25,000	2/28/2017

The Brickyard	CT	2004	100%	274,553	1990	Home Depot	103,003	1/31/2015
						Syms	38,000	3/31/2012

Roosevelt II	PA	2010	100%	206,000	1969/1986	General Services Administration	206,000	4/15/2011

Townfair Center	PA	2004	100%	218,662	2002	Lowe’s Home Centers	95,173	12/31/2015
						Giant Eagle	83,821	11/30/2030

Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner’s	47,900	10/31/2015
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2012

Total Redevelopment Properties				1,507,563

Total Operating Portfolio				14,246,911

Ground-Up Developments:

Crossroads II	PA	2008	60%	133,618	2009	Giant Foods	76,415	11/30/2029

Heritage Crossing	PA	2008	60%	59,396	2009

Northside Commons	PA	2008	100%	85,300	2009	Redner’s Market	48,519	8/31/2029

Upland Square	PA	2007	60%	388,163	2009	Giant Foods	78,900	7/31/2029
						LA Fitness	42,000	2/28/2025
						Best Buy	30,000	12/31/2019
						Bed, Bath & Beyond	25,000	1/31/2020
						TJ Maxx	25,000	8/31/2019

Total Ground-Up Developments				666,477

Total Portfolio				14,913,388

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft.
As of March 31, 2011

			Financial statement carrying values						Gross
								Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)	occupied	leased sq. ft.
Operating Portfolio:
Academy Plaza	PA	100%	$2,406,000	$11,302,000	$13,708,000	$2,738,000	$10,970,000	$—	152,727	80.7%	13.17
Annie Land Plaza	VA	100%	809,000	4,069,000	4,878,000	671,000	4,207,000	—	42,500	97.2%	9.27
Camp Hill	PA	100%	4,424,000	60,989,000	65,413,000	10,071,000	55,342,000	—	472,432	98.0%	13.28
Carbondale Plaza	PA	100%	1,586,000	12,171,000	13,757,000	2,418,000	11,339,000	—	129,915	85.6%	6.91
Carll’s Corner	NJ	100%	2,937,000	13,981,000	16,918,000	1,812,000	15,106,000	—	129,582	95.9%	9.13
Carman’s Plaza	NY	100%	8,421,000	35,206,000	43,627,000	4,363,000	39,264,000	—	194,481	90.0%	16.56
Circle Plaza	PA	100%	546,000	2,930,000	3,476,000	291,000	3,185,000	—	92,171	100.0%	2.74
Coliseum Marketplace	VA	100%	3,586,000	17,167,000	20,753,000	3,477,000	17,276,000	—	98,359	82.8%	15.90
Colonial Commons	PA	100%	9,820,000	39,280,000	49,100,000	246,000	48,854,000	—	474,765	92.6%	13.15
CVS at Bradford	PA	100%	291,000	1,482,000	1,773,000	327,000	1,446,000	—	10,722	100.0%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	365,000	2,020,000	—	10,195	100.0%	18.54
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	316,000	1,866,000	—	10,125	100.0%	16.50
CVS at Kinderhook	NY	100%	1,702,000	1,906,000	3,608,000	177,000	3,431,000	—	13,225	100.0%	20.70
CVS at Portage Trail	OH	100%	341,000	1,611,000	1,952,000	313,000	1,639,000	—	10,722	100.0%	13.00
Dunmore Shopping Center	PA	100%	565,000	2,245,000	2,810,000	535,000	2,275,000	—	101,000	66.2%	3.65
East Chestnut	PA	100%	800,000	3,702,000	4,502,000	841,000	3,661,000	—	21,180	100.0%	13.39
Elmhurst Square	VA	100%	1,371,000	6,245,000	7,616,000	1,105,000	6,511,000	—	66,250	88.5%	9.11
Fairview Plaza	PA	100%	2,129,000	8,717,000	10,846,000	1,877,000	8,969,000	—	69,579	100.0%	12.29
Fairview Commons	PA	100%	858,000	3,568,000	4,426,000	626,000	3,800,000	—	59,578	66.9%	6.88
General Booth Plaza	VA	100%	1,935,000	9,696,000	11,631,000	2,191,000	9,440,000	—	73,320	93.5%	12.36
Gold Star Plaza	PA	100%	1,644,000	6,695,000	8,339,000	1,213,000	7,126,000	—	71,720	84.4%	9.14
Golden Triangle	PA	100%	2,320,000	19,463,000	21,783,000	4,445,000	17,338,000	—	202,943	97.4%	12.26
Groton Shopping Center	CT	100%	3,073,000	12,398,000	15,471,000	1,941,000	13,530,000	—	117,986	93.4%	10.83
Halifax Plaza	PA	100%	1,347,000	6,088,000	7,435,000	1,197,000	6,238,000	—	51,510	100.0%	11.98
Hamburg Commons	PA	100%	1,153,000	9,897,000	11,050,000	1,585,000	9,465,000	—	99,580	93.5%	6.15
Hannaford Plaza	MA	100%	1,874,000	8,910,000	10,784,000	1,504,000	9,280,000	—	102,459	98.2%	8.12
Huntingdon Plaza	PA	100%	933,000	5,939,000	6,872,000	921,000	5,951,000	—	147,355	53.8%	6.61
Jordan Lane	CT	100%	4,291,000	22,142,000	26,433,000	4,174,000	22,259,000	—	181,730	97.7%	10.81
Kempsville Crossing	VA	100%	2,207,000	11,140,000	13,347,000	2,655,000	10,692,000	—	94,477	98.7%	11.03
Kenley Village	MD	100%	726,000	3,557,000	4,283,000	1,050,000	3,233,000	—	51,894	95.0%	8.07
Kings Plaza	MA	100%	2,408,000	12,924,000	15,332,000	1,816,000	13,516,000	—	168,243	95.2%	6.12
Kingston Plaza	NY	100%	2,891,000	2,344,000	5,235,000	259,000	4,976,000	—	18,337	100.0%	26.76
LA Fitness Facility	PA	100%	2,462,000	5,176,000	7,638,000	1,065,000	6,573,000	—	41,000	100.0%	19.90
Lake Raystown Plaza	PA	100%	2,231,000	13,228,000	15,459,000	2,564,000	12,895,000	—	145,727	89.3%	12.44
Liberty Marketplace	PA	100%	2,695,000	12,883,000	15,578,000	2,194,000	13,384,000	—	68,200	91.2%	17.45
Martin’s at Glen Allen	VA	100%	5,367,000	2,088,000	7,455,000	459,000	6,996,000	—	43,000	100.0%	9.73
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	1,887,000	12,981,000	—	51,500	100.0%	21.78
Metro Square	MD	100%	5,250,000	9,911,000	15,161,000	850,000	14,311,000	—	71,896	100.0%	18.60
Newport Plaza	PA	100%	1,682,000	8,135,000	9,817,000	1,488,000	8,329,000	—	64,489	93.7%	10.76
Oak Ridge	VA	100%	960,000	4,281,000	5,241,000	598,000	4,643,000	—	38,700	100.0%	10.52
Oakland Commons	CT	100%	2,504,000	15,137,000	17,641,000	1,911,000	15,730,000	—	89,850	100.0%	11.02
Oakland Mills	MD	100%	1,611,000	6,324,000	7,935,000	1,382,000	6,553,000	—	58,224	100.0%	13.14
Palmyra Shopping Center	PA	100%	1,488,000	7,089,000	8,577,000	1,514,000	7,063,000	—	112,108	83.1%	5.37
Pine Grove Plaza	NJ	100%	2,010,000	6,613,000	8,623,000	1,318,000	7,305,000	—	86,089	94.4%	10.70
Port Richmond Village	PA	100%	2,843,000	12,565,000	15,408,000	3,046,000	12,362,000	—	154,908	94.8%	12.98
Price Chopper Plaza	MA	100%	4,082,000	17,318,000	21,400,000	1,972,000	19,428,000	—	101,824	88.4%	10.86
Rite Aid at Massillon	OH	100%	442,000	2,020,000	2,462,000	357,000	2,105,000	—	10,125	100.0%	18.99
River View Plaza I, II and III	PA	100%	9,718,000	44,371,000	54,089,000	9,043,000	45,046,000	—	244,225	87.2%	18.54
Shoppes at Salem Run	VA	100%	1,076,000	4,265,000	5,341,000	650,000	4,691,000	—	15,100	39.7%	25.65
Smithfield Plaza	VA	100%	2,919,000	13,017,000	15,936,000	1,998,000	13,938,000	—	134,664	96.4%	9.33

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of March 31, 2011

			Financial statement carrying values						Gross
								Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)	occupied	leased sq. ft.

South Philadelphia	PA	100%	8,222,000	38,846,000	47,068,000	9,360,000	37,708,000	—	283,415	81.8%	13.88
St. James Square	MD	100%	688,000	4,446,000	5,134,000	1,028,000	4,106,000	—	39,903	96.2%	11.39
Stadium Plaza	MI	100%	2,443,000	9,813,000	12,256,000	1,687,000	10,569,000	—	77,688	100.0%	8.02
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	1,720,000	6,918,000	—	67,216	100.0%	9.40
Swede Square	PA	100%	2,272,000	11,013,000	13,285,000	2,792,000	10,493,000	—	98,792	95.7%	14.59
The Commons	PA	100%	3,098,000	15,195,000	18,293,000	3,545,000	14,748,000	—	175,121	90.3%	10.29
The Point	PA	100%	2,996,000	24,329,000	27,325,000	5,372,000	21,953,000	—	268,029	93.3%	11.88
The Point at Carlisle Plaza	PA	100%	2,233,000	11,448,000	13,681,000	2,671,000	11,010,000	—	182,859	88.1%	7.54
The Shops at Suffolk Downs	MA	100%	7,580,000	19,637,000	27,217,000	2,144,000	25,073,000	—	121,829	85.1%	12.71
Timpany Plaza	MA	100%	3,368,000	19,333,000	22,701,000	2,357,000	20,344,000	—	183,775	91.8%	6.35
Trexler Mall	PA	100%	6,932,000	36,714,000	43,646,000	5,937,000	37,709,000	—	339,363	98.5%	8.88
Ukrop’s at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	1,988,000	13,983,000	—	63,000	100.0%	17.42
Valley Plaza	MD	100%	1,950,000	8,524,000	10,474,000	1,657,000	8,817,000	—	190,939	100.0%	4.94
Virginia Center Commons	VA	100%	992,000	3,863,000	4,855,000	706,000	4,149,000	—	9,763	100.0%	34.56
Virginia Little Creek	VA	100%	1,639,000	8,350,000	9,989,000	1,826,000	8,163,000	—	69,620	100.0%	11.00
Wal-Mart Center	CT	100%	—	11,862,000	11,862,000	2,257,000	9,605,000	—	155,842	98.7%	6.69
Washington Center Shoppes	NJ	100%	2,000,000	11,103,000	13,103,000	2,741,000	10,362,000	—	157,290	93.5%	9.06
West Bridgewater Plaza	MA	100%	2,662,000	14,206,000	16,868,000	1,655,000	15,213,000	—	133,039	87.7%	9.09
Yorktowne Plaza		100%	5,871,000	25,784,000	31,655,000	3,624,000	28,031,000	—	158,982	94.8%	13.55

Total Wholly-Owned Properties			181,821,000	852,554,000	1,034,375,000	146,883,000	887,492,000	—	7,849,156	92.1%	11.18

Homburg Joint Venture:
Aston Center	PA	20%	4,319,000	17,082,000	21,401,000	1,895,000	19,506,000	—	55,000	100.0%	25.45
Ayr Town Center	PA	20%	2,442,000	9,750,000	12,192,000	1,211,000	10,981,000	—	55,600	94.2%	16.06
Fieldstone Marketplace	MA	20%	5,167,000	22,080,000	27,247,000	4,006,000	23,241,000	—	193,970	95.8%	11.23
Meadows Marketplace	PA	20%	1,914,000	11,399,000	13,313,000	1,462,000	11,851,000	—	91,538	97.2%	15.42
Parkway Plaza	PA	20%	4,647,000	19,890,000	24,537,000	2,594,000	21,943,000	—	106,628	92.3%	15.21
Pennsboro Commons	PA	20%	3,608,000	14,298,000	17,906,000	2,654,000	15,252,000	—	107,384	87.7%	14.72
Scott Town Center	PA	20%	2,959,000	11,801,000	14,760,000	1,500,000	13,260,000	—	67,933	94.1%	18.12
Spring Meadow Shopping Center	PA	20%	4,112,000	16,429,000	20,541,000	1,917,000	18,624,000	—	67,950	100.0%	20.95
Stonehedge Square	PA	20%	2,698,000	11,782,000	14,480,000	1,958,000	12,522,000	—	88,677	97.1%	11.51

			31,866,000	134,511,000	166,377,000	19,197,000	147,180,000	—	834,680	95.0%	15.33

PCP Joint Venture:
New London Mall	CT	40%	8,827,000	31,944,000	40,771,000	3,391,000	37,380,000	—	257,814	96.0%	13.39
San Souci Plaza	MD	40%	13,372,000	21,235,000	34,607,000	3,210,000	31,397,000	—	264,134	87.9%	10.24

			22,199,000	53,179,000	75,378,000	6,601,000	68,777,000	—	521,948	91.9%	11.86

Other:
CVS at Naugatuck	CT	50%	—	2,825,000	2,825,000	170,000	2,655,000	—	13,225	100.0%	35.01

Total Consolidated Joint Ventures			54,065,000	190,515,000	244,580,000	25,968,000	218,612,000	—	1,369,853	93.8%	14.24

Managed Unconsolidated Joint Venture:

Cedar/RioCan Joint Venture:
Blue Mountain Commons	PA	20%	—	—	—	—	—	30,777,000	121,145	90.3%	26.16
Columbus Crossing	PA	20%	—	—	—	—	—	25,225,000	142,166	100.0%	16.32
Creekview Plaza	PA	20%	—	—	—	—	—	26,647,000	136,423	100.0%	15.36
Cross Keys Place	NJ	20%	—	—	—	—	—	25,212,000	148,173	100.0%	16.19
Exeter Commons	PA	20%	—	—	—	—	—	51,609,000	361,321	97.9%	12.84
Franklin Village Plaza	MA	20%	—	—	—	—	—	53,072,000	304,277	91.1%	20.08
Gettysburg Marketplace	PA	20%	—	—	—	—	—	19,494,000	82,784	98.9%	19.81
Loyal Plaza	PA	20%	—	—	—	—	—	33,870,000	293,825	98.3%	7.95
Malboro Crossroads	MD	20%	—	—	—	—	—	11,114,000	67,975	100.0%	14.99
Monroe Marketplace	PA	20%	—	—	—	—	—	43,278,000	328,013	100.0%	10.52
Montville Commons	CT	20%	—	—	—	—	—	18,455,000	117,916	94.1%	15.31
New River Valley	VA	20%	—	—	—	—	—	27,121,000	164,663	96.1%	13.78
Northland Center	PA	20%	—	—	—	—	—	10,036,000	108,260	85.2%	10.26
Pitney Road Plaza	PA	20%	—	—	—	—	—	10,771,000	45,915	100.0%	19.75
Shaw’s Plaza	MA	20%	—	—	—	—	—	22,181,000	176,609	97.7%	11.36
Stop & Shop Plaza	CT	20%	—	—	—	—	—	7,274,000	54,510	100.0%	15.59
Sunset Crossing	PA	20%	—	—	—	—	—	9,380,000	74,142	91.9%	14.42
Sunrise Plaza	NJ	20%	—	—	—	—	—	28,463,000	248,160	100.0%	7.80
Town Square Plaza	PA	20%	—	—	—	—	—	17,333,000	127,636	100.0%	13.00
Towne Crossings	VA	20%	—	—	—	—	—	18,550,000	111,016	92.6%	15.53
York Marketplace	PA	20%	—	—	—	—	—	29,980,000	305,410	97.0%	8.52

Total Cedar/RioCan Joint Venture			—	—	—	—	—	519,842,000	3,520,339	96.9%	13.31

Total Operating Properties			235,886,000	1,043,069,000	1,278,955,000	172,851,000	1,106,104,000	519,842,000	12,739,348	93.6%	12.12

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of March 31, 2011

			Financial statement carrying values						Gross
								Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)	occupied	leased sq. ft.

Redevelopment Properties:

Oakhurst Plaza	PA	100%	4,539,000	18,195,000	22,734,000	2,687,000	20,047,000	—	107,869	34.8%	23.73
Shore Mall	NJ	100%	7,179,000	43,306,000	50,485,000	6,793,000	43,692,000	—	459,098	90.1%	8.53
The Brickyard	CT	100%	6,465,000	28,577,000	35,042,000	5,791,000	29,251,000	—	274,553	57.9%	8.56
Roosevelt II	PA	100%	2,675,000	10,700,000	13,375,000	111,000	13,264,000	—	206,000	100.0%	12.14
Townfair Center	PA	100%	3,022,000	20,889,000	23,911,000	2,710,000	21,201,000	—	218,662	97.2%	8.65
Trexlertown Plaza	PA	100%	5,262,000	28,697,000	33,959,000	3,254,000	30,705,000	—	241,381	71.4%	10.56

Total Redevelopment Properties			29,142,000	150,364,000	179,506,000	21,346,000	158,160,000	—	1,507,563	79.7%	9.94

Total Operating Portfolio			265,028,000	1,193,433,000	1,458,461,000	194,197,000	1,264,264,000	519,842,000	14,246,911	92.1%	$11.92

Ground-Up Developments:
Crossroads II	PA	60%	17,671,000	25,121,000	42,792,000	894,000	41,898,000	—	133,618	83.9%	$19.54
Heritage Crossing	PA	60%	5,066,000	5,997,000	11,063,000	283,000	10,780,000	—	59,396	49.3%	23.50
Northside Commons	PA	100%	3,379,000	9,942,000	13,321,000	361,000	12,960,000	—	85,300	72.9%	9.88
Upland Square	PA	60%	27,112,000	58,837,000	85,949,000	2,213,000	83,736,000	—	388,163	71.8%	16.10

Total Ground-Up Developments			53,228,000	99,897,000	153,125,000	3,751,000	149,374,000	—	666,477	72.4%	$16.55

Total Portfolio			318,256,000	1,293,330,000	1,611,586,000	197,948,000	1,413,638,000	519,842,000	14,913,388	91.2%	$12.08

Land Held For Future Expansion and/or Development:
Halifax Commons	PA	100%	872,000	397,000	1,269,000	—	1,269,000	—	4.37	acres
Halifax Plaza	PA	100%	1,503,000	1,230,000	2,733,000	—	2,733,000	—	12.83	acres
Liberty Marketplace	PA	100%	1,564,000	37,000	1,601,000	—	1,601,000	—	15.51	acres
Oregon Pike	PA	100%	2,283,000	95,000	2,378,000	—	2,378,000	—	11.20	acres
Shore Mall	NJ	100%	2,018,000	353,000	2,371,000	—	2,371,000	—	50.00	acres
The Brickyard	CT	100%	1,183,000	183,000	1,366,000	—	1,366,000	—	1.95	acres
Trexlertown Plaza	PA	100%	8,089,000	2,323,000	10,412,000	—	10,412,000	—	37.28	acres
Trindle Spring	NY	100%	1,148,000	275,000	1,423,000	—	1,423,000	—	2.10	acres
Wyoming	MI	100%	360,000	—	360,000	—	360,000	—	12.32	acres
Various projects in progress	N/A	100%	198,000	2,798,000	2,996,000	—	2,996,000	—	—	acres

Total Land Held For Future Expansion and/or Development:			19,218,000	7,691,000	26,909,000	—	26,909,000	—	147.55	acres

Total Carrying Value			$337,474,000	$1,301,021,000	$1,638,495,000	$197,948,000	$1,440,547,000	$519,842,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of March 31, 2011

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Mar 31,	Dec 31,	Int.	Mar 31,	Dec 31,
Property	Owned	Date	rate	2011	2010	rate	2011	2010
Fixed-rate mortgages:
Academy Plaza	100%	Mar 2013	7.3%	$9,077,000	$9,139,000	7.3%	$9,077,000	$9,139,000
Camp Hill Shopping Center	100%	Jan 2017	5.5%	65,000,000	65,000,000	5.5%	65,000,000	65,000,000
Carbondale Plaza	100%	May 2015	6.4%	4,930,000	4,951,000	6.4%	4,930,000	4,951,000
Carll’s Corner	100%	Nov 2012	5.6%	5,753,000	5,786,000	5.6%	5,753,000	5,786,000
Carman’s Plaza	100%	Oct 2016	6.3%	33,373,000	33,368,000	6.2%	33,500,000	33,500,000
Coliseum Marketplace	100%	Jul 2014	5.2%	11,902,000	11,970,000	6.1%	11,598,000	11,642,000
Colonial Commons	100%	Feb 2021	5.5%	28,054,000	—	5.5%	28,054,000	—
CVS at Bradford	100%	Mar 2017	5.2%	661,000	684,000	7.1%	629,000	649,000
CVS at Celina	100%	Jan 2020	5.2%	1,294,000	1,322,000	7.5%	1,188,000	1,210,000
CVS at Erie	100%	Nov 2018	5.2%	987,000	1,013,000	7.1%	927,000	950,000
CVS at Kinderhook	100%	Jul 2019	5.3%	2,416,000	2,429,000	5.3%	2,416,000	2,429,000
CVS at Portage Trail	100%	Aug 2017	5.0%	726,000	750,000	7.8%	674,000	694,000
East Chestnut	100%	Apr 2018	7.4%	1,855,000	1,882,000	5.2%	1,684,000	1,704,000
Elmhurst Square Shopping Center	100%	Dec 2014	5.4%	3,951,000	3,970,000	5.4%	3,951,000	3,970,000
Fairview Plaza	100%	Feb 2013	5.7%	5,340,000	5,370,000	5.7%	5,340,000	5,370,000
General Booth Plaza	100%	Aug 2013	5.2%	5,240,000	5,275,000	6.1%	5,141,000	5,166,000
Gold Star Plaza	100%	May 2019	6.0%	2,168,000	2,219,000	7.3%	2,077,000	2,123,000
Golden Triangle	100%	Feb 2018	6.0%	20,625,000	20,702,000	6.0%	20,625,000	20,702,000
Groton Shopping Center	100%	Oct 2015	6.2%	11,493,000	11,522,000	5.3%	11,797,000	11,843,000
Halifax Plaza	100%	Apr 2020	6.3%	4,232,000	4,252,000	6.3%	4,232,000	4,252,000
Hamburg Commons	100%	Oct 2016	6.1%	5,080,000	5,101,000	6.1%	5,080,000	5,101,000
Jordan Lane	100%	Dec 2015	5.5%	12,801,000	12,860,000	5.5%	12,801,000	12,860,000
Kempsville Crossing	100%	Aug 2013	5.2%	5,922,000	5,964,000	6.1%	5,811,000	5,841,000
King’s Plaza	100%	Jul 2014	6.0%	7,642,000	7,678,000	6.0%	7,642,000	7,678,000
Kingston Plaza	100%	Jul 2019	5.3%	3,111,000	3,128,000	5.3%	3,111,000	3,128,000
Kingston Plaza	100%	Jul 2019	5.3%	519,000	522,000	5.3%	519,000	522,000
LA Fitness Facility	100%	Jan 2013	5.4%	5,634,000	5,666,000	5.4%	5,634,000	5,666,000
Liberty Marketplace	100%	Jul 2014	5.2%	9,043,000	9,112,000	6.1%	8,815,000	8,865,000
Mechanicsburg Giant	100%	Nov 2014	5.2%	9,302,000	9,378,000	5.5%	9,205,000	9,274,000
Metro Square	100%	Nov 2029	7.5%	8,912,000	8,964,000	7.5%	8,912,000	8,964,000
Newport Plaza	100%	Jan 2015	6.0%	5,560,000	5,583,000	6.0%	5,560,000	5,583,000
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,392,000	3,406,000	5.5%	3,392,000	3,406,000
Oakland Mills	100%	Jan 2016	5.5%	4,813,000	4,835,000	5.5%	4,813,000	4,835,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,659,000	5,688,000	5.0%	5,659,000	5,688,000
Port Richmond Village	100%	Aug 2013	6.5%	14,361,000	14,428,000	6.5%	14,361,000	14,428,000
Rite Aid at Massillon	100%	Jan 2020	5.0%	1,301,000	1,329,000	7.7%	1,179,000	1,200,000
Roosevelt II	100%	Mar 2012	6.5%	12,894,000	12,940,000	6.5%	12,894,000	12,940,000
Shore Mall	100%	Dec 2024	8.0%	229,000	229,000	8.0%	157,000	152,000
Smithfield Plaza	100%	Aug 2013	5.2%	3,366,000	3,387,000	6.1%	3,303,000	3,317,000
Smithfield Plaza	100%	May 2016	6.6%	6,859,000	6,877,000	6.2%	6,953,000	6,976,000
Suffolk Plaza	100%	Aug 2013	5.2%	4,454,000	4,488,000	6.1%	4,370,000	4,395,000
Swede Square	100%	Nov 2020	5.5%	10,553,000	10,588,000	` 5.5%	10,553,000	10,588,000
The Point	100%	Sep 2012	7.6%	16,678,000	16,807,000	7.6%	16,678,000	16,807,000
Timpany Plaza	100%	Jan 2014	5.6%	8,141,000	8,190,000	6.1%	8,028,000	8,067,000
Trexler Mall	100%	May 2014	5.4%	20,977,000	21,093,000	5.5%	20,885,000	20,993,000
Virginia Little Creek	100%	Aug 2013	5.2%	4,746,000	4,779,000	6.1%	4,656,000	4,680,000
Virginia Little Creek	100%	Sep 2021	5.2%	409,000	416,000	8.0%	362,000	367,000
Wal-Mart Center	100%	Nov 2014	5.1%	5,661,000	5,690,000	5.1%	5,661,000	5,690,000
Washington Center Shoppes	100%	Dec 2012	5.9%	8,420,000	8,452,000	5.9%	8,420,000	8,452,000
West Bridgewater	100%	Sep 2016	6.5%	10,745,000	10,776,000	6.2%	10,814,000	10,848,000
Yorktowne Plaza	100%	Jul 2014	6.1%	19,979,000	20,073,000	6.0%	19,997,000	20,092,000

				456,240,000	430,031,000		454,818,000	428,483,000

Homburg Joint Venture:
Aston Center	20%	Nov 2015	5.5%	12,496,000	12,561,000	5.9%	12,304,000	12,358,000
Ayr Town Center	20%	Jun 2015	5.5%	7,058,000	7,093,000	5.6%	7,022,000	7,056,000
Fieldstone Marketplace	20%	Jul 2014	5.4%	18,184,000	18,281,000	6.0%	17,872,000	17,945,000
Meadows Marketplace	20%	Nov 2016	5.6%	10,128,000	10,172,000	5.6%	10,128,000	10,172,000
Parkway Plaza	20%	May 2017	5.5%	14,300,000	14,300,000	5.5%	14,300,000	14,300,000
Pennsboro Commons	20%	Mar 2016	5.5%	10,720,000	10,769,000	5.5%	10,720,000	10,769,000
Scott Town Center	20%	Aug 2015	5.5%	8,502,000	8,538,000	4.9%	8,652,000	8,697,000
Spring Meadow Shopping Center	20%	Nov 2014	5.5%	12,373,000	12,441,000	5.9%	12,222,000	12,279,000
Stonehedge Square	20%	Jul 2017	6.2%	8,700,000	8,700,000	6.2%	8,700,000	8,700,000

				102,461,000	102,855,000		101,920,000	102,276,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of March 31, 2011

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Mar 31,	Dec 31,	Int.	Mar 31,	Dec 31,
Property	Owned	Date	rate	2011	2010	rate	2011	2010
PCP Joint Venture:
New London Mall	40%	Apr 2015	6.1%	26,161,000	26,087,000	4.9%	27,365,000	27,365,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000	27,200,000	6.2%	27,200,000	27,200,000

				53,361,000	53,287,000		54,565,000	54,565,000

Other:
CVS at Naugatuck	50%	Nov 2019	5.3%	2,388,000	2,402,000	5.3%	2,388,000	2,402,000

Total Consolidated Joint Ventures				158,210,000	158,544,000		158,873,000	159,243,000

Total fixed-rate mortgages		4.9 years	5.8%	614,450,000	588,575,000		613,691,000	587,726,000

		[weighted average]
Variable-rate mortgages:
Shore Mall	100%	Sep 2011	5.9%	20,983,000	20,991,000
Upland Square	60%	Sep 2011	3.5%	62,577,000	62,577,000

Total variable-rate mortgages		0.7 years	4.1%	83,560,000	83,568,000

Total mortgages		4.4 years	5.6%	698,010,000	672,143,000

		[weighted average]
Secured revolving credit facilties (a):
Stabilized property facility	100%	Jan 2012	5.5%	51,535,000	29,535,000
Development property facility	100%	Jun 2011	2.5%	103,062,000	103,062,000

		0.6 years	3.5%	154,597,000	132,597,000

		[weighted average]

Total debt		3.8 years	5.2%	$852,607,000	$804,740,000

		[weighted average]
Pro rata share of consolidated debt				$737,427,000	$689,283,000

Mortgage loans payable – Cedar/RioCan joint venture:
Blue Mountain Commons	20%	Jul 2015	5.0%	$17,581,000	$17,646,000
Columbus Crossing	20%	Jun 2014	6.8%	16,728,000	16,815,000
Creekview Plaza	20%	Oct 2015	4.8%	14,342,000	14,398,000
Cross Keys Place	20%	Dec 2020	5.1%	14,549,000	14,600,000
Exeter Commons	20%	Aug 2020	5.3%	29,758,000	29,863,000
Franklin Village	20%	Nov 2011	4.8%	43,140,000	42,988,000
Gettysburg Marketplace	20%	Dec 2020	5.0%	10,878,000	10,918,000
Loyal Plaza	20%	Jun 2011	7.2%	12,360,000	12,456,000
Marlboro Crossroads	20%	Dec 2020	5.1%	6,851,000	6,875,000
Monroe Marketplace	20%	Oct 2015	4.8%	22,952,000	23,040,000
Montville Commons	20%	Jan 2021	5.8%	10,486,000	—
New River Valley	20%	Oct 2015	4.8%	15,069,000	15,127,000
Northland Center	20%	Dec 2020	5.0%	6,275,000	6,298,000
Pitney Road Valley	20%	Oct 2015	4.8%	6,050,000	6,070,000
Shaw’s Plaza	20%	Mar 2014	6.0%	14,015,000	13,958,000
Stop & Shop Plaza	20%	Apr 2017	6.2%	6,969,000	6,992,000
Sunset Crossing	20%	Jul 2015	5.0%	4,215,000	4,231,000
Sunrise Plaza	20%	Oct 2015	4.8%	13,643,000	13,695,000
Town Square Plaza	20%	Jul 2015	5.0%	10,882,000	10,922,000
Towne Crossings	20%	Dec 2020	5.0%	10,412,000	10,450,000
York Marketplace	20%	Dec 2020	5.0%	16,002,000	16,060,000

Total mortgages loans payable – Cedar/RioCan joint venture				$303,157,000	$293,402,000

Pro rata share of total debt (managed properties)				$798,057,000	$747,963,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of March 31, 2011

Consolidated Properties
Maturity	Pro rata share of		Pro rata share of			Secured
schedule	Scheduled Amortization		Balloon Payments			revolving
by year	Company	JV Partners	Company		JV Partners	credit facilities(a)	Total

2011	$6,000,000	$827,000	$83,577,000	(b)	$—	$103,062,000	$193,466,000
2012	8,844,000	1,247,000	42,374,000		—	51,535,000	104,000,000
2013	7,891,000	1,441,000	54,945,000		—	—	64,277,000
2014	6,356,000	1,312,000	89,422,000		22,571,000	—	119,661,000
2015	5,075,000	952,000	61,475,000		36,783,000	—	104,285,000
2016	4,300,000	486,000	73,452,000		31,275,000	—	109,513,000
2017	3,030,000	151,000	64,774,000		17,184,000	—	85,139,000
2018	2,490,000	41,000	18,972,000		—	—	21,503,000
2019	2,105,000	36,000	5,630,000		892,000	—	8,663,000
2020	1,459,000	—	12,169,000		—	—	13,628,000
Thereafter	5,627,000	—	22,845,000		—	—	28,472,000

	$53,177,000	$6,493,000	$529,635,000		$108,705,000	$154,597,000	$852,607,000

Cedar/RioCan Joint Venture
Maturity	Pro rata share of		Pro rata share of
schedule	Scheduled Amortization		Balloon Payments
by year	Company	JV Partner	Company		JV Partner		Total

2011	$624,000	2,494,000	$11,157,000		44,629,000		$58,904,000
2012	715,000	2,859,000	—		—		3,574,000
2013	756,000	3,022,000	—		—		3,778,000
2014	746,000	2,985,000	5,941,000		23,763,000		33,435,000
2015	560,000	2,242,000	19,411,000		77,642,000		99,855,000
2016	402,000	1,609,000	—		—		2,011,000
2017	401,000	1,602,000	1,271,000		5,085,000		8,359,000
2018	420,000	1,682,000	—		—		2,102,000
2019	443,000	1,772,000	—		—		2,215,000
2020	255,000	1,018,000	15,758,000		63,034,000		80,065,000
Thereafter	—	—	1,772,000		7,087,000		8,859,000

	$5,322,000	$21,285,000	$55,310,000		$221,240,000		$303,157,000

Total Consolidated and Cedar/RioCan Joint Venture
Maturity	Pro rata share of		Pro rata share of			Secured
schedule	Scheduled Amortization		Balloon Payments			revolving
by year	Company	JV Partners	Company		JV Partners	credit facilities(a)	Total

2011	$6,624,000	$3,321,000	$94,734,000	(b	$44,629,000	$103,062,000	$252,370,000
2012	9,559,000	4,106,000	42,374,000		—	51,535,000	107,574,000
2013	8,647,000	4,463,000	54,945,000		—	—	68,055,000
2014	7,102,000	4,297,000	95,363,000		46,334,000	—	153,096,000
2015	5,635,000	3,194,000	80,886,000		114,425,000	—	204,140,000
2016	4,702,000	2,095,000	73,452,000		31,275,000	—	111,524,000
2017	3,431,000	1,753,000	66,045,000		22,269,000	—	93,498,000
2018	2,910,000	1,723,000	18,972,000		—	—	23,605,000
2019	2,548,000	1,808,000	5,630,000		892,000	—	10,878,000
2020	1,714,000	1,018,000	27,927,000		63,034,000	—	93,693,000
Thereafter	5,627,000	—	24,617,000		7,087,000	—	37,331,000

	$58,499,000	$27,778,000	$584,945,000		$329,945,000	$154,597,000	$1,155,764,000

(a)
The Company has the option to extend the stabilized property and development property credit facilities, which are due in January 2012 and June 2011, respectively, for one year beyond those respective dates. The Company exercised its option with respect to the development property credit facility on April 25, 2011.

(b)	Incudes $62.6 million of property-specific construction financing due in September 2011 as to which the Company has a one-year extension option.

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar

Balance Sheet Information

			Mortgage
	Partners’	Real estate,	loans	Other assets/		Equity (a)
	percent	net	payable	liabilities,	Partners	Cedar (b)	Total
Consolidated		As of March 31, 2011
Homburg	80%	$147,182,177	$(102,461,105)	$7,788,266	$51,405,291	$1,104,047	$52,509,338
PCP (c)	60%	68,776,468	(53,360,896)	(2,435,059)	7,755,623	5,224,891	12,980,514
Fameco I (e)	40%	83,735,743	(62,576,677)	4,751,554	1,048,000	24,862,620	25,910,620
Fameco II (f)	40%	41,898,129	—	(5,674,554)	—	36,223,576	36,223,576
Hirshland (g)	40%	10,779,241	—	2,549,933	(81,472)	13,410,646	13,329,174
Other	50%	2,655,315	(2,388,255)	186,235	53,370	399,925	453,295

		355,027,073	(220,786,933)	7,166,376	60,180,812	81,225,704	141,406,516
Held for Sale
WP Realty (d )	25%	10,376,569	—	(706,391)	1,555,548	8,114,629	9,670,177

		$365,403,642	$(220,786,933)	$6,459,985	$61,736,360	$89,340,334	$151,076,694

Unconsolidated
Cedar/RioCan (h)	80%	$519,840,137	$(303,151,265)	82,218	$172,707,751	$44,063,339	$216,771,089

Consolidated		As of Dec 31, 2010

Homburg	80%	$148,124,171	$(102,854,533)	$6,794,296	$51,045,013	$1,018,921	$52,063,934
PCP (c)	60%	69,593,133	(53,286,721)	(2,517,147)	8,239,944	5,549,321	13,789,265
Fameco I (e)	40%	84,098,391	(62,576,677)	4,480,970	1,048,000	24,954,684	26,002,684
Fameco II (f)	40%	41,856,342	—	(6,021,639)	—	35,834,704	35,834,704
Hirshland (g)	40%	10,879,740	—	2,340,226	(81,472)	13,301,438	13,219,966
Other	50%	2,672,971	(2,402,025)	196,089	51,947	415,088	467,035

		357,224,748	(221,119,956)	5,272,795	60,303,432	81,074,156	141,377,588
Held for Sale
WP Realty (d )	25%	9,500,000	—	227,951	1,745,835	7,982,116	9,727,951

		$366,724,748	$(221,119,956)	$5,500,746	$62,049,267	$89,056,272	$151,105,539

Unconsolidated
Cedar/RioCan (h)	80%	$524,447,542	$(293,399,838)	(3,189,767)	$181,239,408	$46,618,529	$227,857,937

Consolidated		As of Sep 30, 2010

Homburg	80%	$148,684,767	$(103,231,740)	$7,111,145	$51,499,952	$1,064,220	$52,564,172
PCP (c)	60%	70,465,928	(53,210,898)	(2,573,649)	8,764,044	5,917,336	14,681,380
Fameco I (e)	40%	83,052,603	(62,576,677)	5,304,809	1,048,000	24,732,734	25,780,734
Fameco II (f)	40%	41,920,446	—	(6,473,275)	—	35,447,172	35,447,172
Hirshland (g)	40%	10,944,986	—	2,335,041	(81,472)	13,361,499	13,280,027
Other	50%	2,690,626	(2,415,273)	241,353	68,578	448,128	516,706

		357,759,356	(221,434,588)	5,945,424	61,299,102	80,971,089	142,270,191
Held for Sale
WP Realty (d )	25%	19,049,571	—	(648,275)	3,938,288	14,463,008	18,401,296

		$376,808,927	$(221,434,588)	$5,297,149	$65,237,390	$95,434,097	$160,671,487

Unconsolidated
Cedar/RioCan (h)	80%	$399,325,143	$(228,805,858)	9,909,439	$142,244,640	$38,184,084	$180,428,724

Consolidated		As of June 30, 2010

Homburg	80%	$149,680,832	$(103,591,953)	$7,503,955	$52,393,045	$1,199,789	$53,592,834
PCP (c)	60%	71,631,534	(53,134,532)	(2,511,195)	9,548,936	6,436,871	15,985,807
Fameco I (e)	40%	83,214,297	(62,546,785)	4,751,025	1,048,000	24,370,539	25,418,539
Fameco II (f)	40%	41,849,185	—	(7,153,243)	—	34,695,942	34,695,942
Hirshland (g)	40%	10,836,209	—	2,241,243	(81,472)	13,158,924	13,077,452
Other	50%	2,708,282	(2,427,993)	250,767	73,561	457,495	531,056

		359,920,339	(221,701,263)	5,082,552	62,982,070	80,319,560	143,301,630
Held for Sale
WP Realty (d )	25%	19,136,079	—	(891,063)	3,975,103	14,269,914	18,245,017

		$379,056,418	$(221,701,263)	$4,191,489	$66,957,173	$94,589,474	$161,546,647

Unconsolidated
Cedar/RioCan (h)	80%	$195,179,001	$(93,339,694)	6,740,006	$87,109,960	$21,469,083	$108,579,043

Consolidated		As of March 31, 2010

Homburg	80%	$150,542,032	$(103,947,265)	6,394,163	52,047,391	(1,687,000)	52,988,930
PCP (c)	60%	70,766,816	(53,228,308)	183,347	10,382,428	7,339,427	17,721,855
Fameco I (e)	40%	83,337,257	(62,269,919)	4,064,329	1,048,000	24,083,667	25,131,667
Fameco II (f)	40%	41,372,049	—	(6,961,172)	—	34,410,878	34,410,878
Hirshland (g)	40%	10,712,274	—	2,176,940	(81,472)	12,970,685	12,889,213
Other	50%	2,725,938	(2,440,539)	1,071,143	310,007	1,046,535	1,356,542

		359,456,366	(221,886,031)	6,928,750	63,706,355	78,164,191	144,499,085
Held for Sale
WP Realty (d )	25%	19,224,941	—	(913,381)	3,997,473	14,314,087	18,311,560

		$378,681,307	$(221,886,031)	$6,015,369	$67,703,828	$92,478,278	$162,810,645

Unconsolidated
Cedar/RioCan (h)	80%	$139,246,683	$(60,308,603)	10,465,285	$71,380,829	$18,022,536	$89,403,365

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar

Income Statement Information

		Property-level operations
									Share of property net
	Partners’		Operating	Cedar	Net Operat-	Depreciation/	Non-op	Net income	income (loss) (a)
	percent	Revenues	expenses	mgt. Fees	ing income	amortization	inc/exp (i)	(loss) (j)	Partners	Cedar (b)
Consolidated		Three months ended March 31, 2011
Homburg	80%	$4,081,616	$1,012,060	$135,610	$2,933,945	$1,036,670	$1,449,719	$447,556	$359,278	$88,278
PCP (c)	60%	2,010,499	554,617	57,840	1,398,041	859,741	846,082	(307,782)	(195,358)	(112,424)
Fameco I (e)	40%	1,494,000	398,163	39,238	1,056,599	526,266	722,232	(191,899)	—	(191,899)
Fameco II (f)	40%	752,608	179,005	12,781	560,822	174,658	—	386,164	—	386,164
Hirshland (g)	40%	179,700	31,603	—	148,096	45,783	—	102,313	—	102,313
Other	50%	119,279	69,292	2,194	47,793	17,656	32,168	(2,031)	1,423	(3,454)

		8,637,701	2,244,741	247,663	6,145,298	2,660,774	3,050,201	434,322	165,343	268,979
Held for sale
WP Realty (d )	25%	—	—	—	—	—	—	(660,604)	(190,287)	(470,318)

		$8,637,701	$2,244,741	$247,663	$6,145,298	$2,660,774	$3,050,201	$(226,282)	$(24,943)	$(201,339)

Managed Unconsolidated
Cedar/RioCan (h)	80%	$15,973,375	$4,390,760	467,109	$11,115,506	$4,962,972	4,533,056	$1,619,478	$1,294,266	$325,212

Consolidated		Three months ended Dec 31, 2010

Homburg	80%	$4,220,261	$778,987	$168,596	$3,272,678	$1,063,708	$1,485,962	723,008	$354,596	$368,412
PCP (c)	60%	2,019,341	500,703	56,803	1,461,835	909,002	864,493	(311,660)	(186,996)	(124,664)
Fameco I (e)	40%	1,513,015	513,883	25,090	974,041	387,375	652,994	(66,327)	—	(66,327)
Fameco II (f)	40%	672,939	134,298	—	538,642	170,039	—	368,602	—	368,602
Hirshland (g)	40%	184,642	48,477	—	136,165	46,960	—	89,205	—	89,205
Other	50%	107,785	54,403	3,789	49,593	17,656	33,041	(1,104)	(558)	(546)

		8,717,983	2,030,751	254,279	6,432,953	2,594,740	3,036,489	801,724	167,042	634,682
Held for sale
WP Realty (d )	25%	—	—	—	—	—	—	(6,896,446)	(2,192,453)	(4,703,993)

		$8,717,983	$2,030,751	$254,279	$6,432,953	$2,594,740	$3,036,489	$(6,094,722)	$(2,025,411)	$(4,069,311)

Managed Unconsolidated
Cedar/RioCan (h)	80%	$15,136,008	$2,947,349	416,038	11,772,621	$6,063,172	6,410,019	(700,570)	$(572,515)	$(128,055)

Consolidated		Three months ended Sep 30, 2010

Homburg	80%	$3,857,958	$805,741	$139,931	$2,912,286	$1,137,983	$1,490,483	283,820	$226,795	$57,025
PCP (c)	60%	1,866,162	613,239	52,429	1,200,493	958,427	890,310	(648,244)	(388,947)	(259,297)
Fameco I (e)	40%	1,482,813	373,207	34,520	1,075,086	387,270	335,013	352,803	—	352,803
Fameco II (f)	40%	621,225	127,034	—	494,191	167,278	—	326,913	—	326,913
Hirshland (g)	40%	205,432	46,757	—	158,675	39,208	—	119,467	—	119,467
Other	50%	118,860	51,679	3,606	63,574	17,656	33,215	12,703	5,355	7,348

		8,152,450	2,017,657	230,486	5,904,305	2,707,822	2,749,021	447,462	(156,797)	604,259
Held for sale
WP Realty (d )	25%	—	—	—	—	—	—	(130,896)	(36,815)	(94,082)

		$8,152,450	$2,017,657	$230,486	$5,904,305	$2,707,822	$2,749,021	$316,566	$(193,612)	$510,177

Managed Unconsolidated
Cedar/RioCan (h)	80%	$6,811,918	$1,522,620	227,747	5,061,551	$1,665,214	6,205,352	(2,809,015)	$(2,243,228)	$(565,788)

Consolidated		Three months ended June 30, 2010

Homburg	80%	$3,906,284	$783,822	$155,689	$2,966,773	$1,055,807	$1,479,027	431,939	$345,654	$86,285
PCP (c)	60%	2,200,994	478,211	52,588	1,670,196	1,786,012	894,028	(1,009,844)	(421,540)	(588,304)
Fameco I (e)	40%	1,455,515	344,525	27,150	1,083,840	479,337	293,429	311,074	—	311,074
Fameco II (f)	40%	488,704	165,318	—	323,386	151,535	—	171,851	—	171,851
Hirshland (g)	40%	192,843	50,516	—	142,328	38,199	—	104,129	—	104,129
Other	50%	124,444	59,857	3,266	62,321	17,656	22,288	22,377	11,219	11,158

		8,368,784	1,882,249	238,693	6,248,844	3,528,546	2,688,772	31,526	(64,667)	96,193
Held for sale
WP Realty (d )	25%	—	—	—	—	—		(89,480)	(22,370)	(67,110)

		$8,368,784	$1,882,249	$238,693	$6,248,844	$3,528,546	$2,688,772	$(57,954)	$(87,037)	$29,083

Managed Unconsolidated
Cedar/RioCan (h)	80%	$5,160,630	$1,265,762	176,176	3,718,692	$1,283,375	$1,414,724	1,020,593	$827,137	$193,455

Consolidated		Three months ended March 31, 2010

Homburg	80%	$4,192,250	$992,748	$141,739	$3,057,763	$1,066,819	$1,467,787	523,157	$418,526	$104,631
PCP (c)	60%	2,096,127	557,142	52,829	1,486,156	535,340	790,902	159,914	95,948	63,966
Fameco I (e)	40%	1,570,772	368,758	21,030	1,180,984	407,511	276,002	497,471	—	497,471
Fameco II (f)	40%	613,119	176,009	—	437,110	142,119	—	294,991	—	294,992
Hirshland (g)	40%	196,685	41,370	—	155,316	38,119	—	117,197	—	117,117
Other	50%	115,760	51,909	3,266	60,586	17,656	41,633	1,297	648	648

		8,784,713	2,187,936	218,864	6,377,915	2,207,564	2,576,324	1,594,027	515,122	1,078,825
Held for sale
WP Realty (d )	25%	—	—	—	—	—		(160,195)	(40,049)	(120,146)

		$8,784,713	$2,187,936	$218,864	$6,377,915	$2,207,564	$2,576,324	$1,433,832	$475,073	$958,679

Managed Unconsolidated
Cedar/RioCan (h)	80%	$3,085,417	$760,246	98,823	$2,226,348	$511,677	$1,123,366	$591,305	$495,189	$96,116

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar

FFO and NOI Allocations

		Share of FFO (a)			Share of NOI (a)
	Partners’	Partners	Cedar (b)	Total	Partners	Cedar (b)	Total
Consolidated	percent	Three months ended March 31, 2011			Three months ended March 31, 2011
Homburg	80%	$1,187,381	$296,845	$1,484,226	$2,347,156	$586,789	$2,933,945
PCP (c)	60%	331,176	220,784	551,959	838,825	559,217	1,398,041
Fameco I (e)	40%	—	334,368	334,368	—	1,056,599	1,056,599
Fameco II (f)	40%	—	560,822	560,822	—	560,822	560,822
Hirshland (g)	40%	—	151,449	151,449	—	148,096	148,096
Other	50%	7,812	7,812	15,625	23,897	23,897	47,793

		1,526,369	1,572,081	3,098,450	3,209,877	2,935,420	6,145,298
Held for Sale
WP Realty (d )	25%	(190,287)	(570,860)	(761,147)	—	—	—

		$1,336,082	$1,001,220	$2,337,302	$3,209,877	$2,935,420	$6,145,298

Managed Unconsolidated
Cedar/RioCan (h)	80%	$5,392,563	$1,348,141	$6,740,704	$8,892,405	$2,223,101	$11,115,506

Consolidated		Three months ended Dec 31, 2010			Three months ended Dec 31, 2010

Homburg	80%	$1,429,372	$357,343	$1,786,715	$2,618,142	$654,536	$3,272,678
PCP (c)	60%	358,405	238,937	597,342	877,101	584,734	1,461,835
Fameco I (e)	40%	—	321,047	321,047	—	974,041	974,041
Fameco II (f)	40%	—	538,642	538,642	—	538,642	538,642
Hirshland (g)	40%	—	136,165	136,165	—	136,165	136,165
Other	50%	8,273	8,273	16,546	24,796	24,796	49,592

		1,796,050	1,600,407	3,396,457	3,520,039	2,912,914	6,432,953
Held for Sale
WP Realty (d )	25%	(2,191,258)	(6,573,774)	(8,765,032)	—	—	—

		$(395,208)	$(4,973,367)	$(5,368,575)	$3,520,039	$2,912,914	$6,432,953

Managed Unconsolidated
Cedar/RioCan (h)	80%	$4,290,081	$1,072,520	$5,362,601	$9,418,096	$2,354,524	$11,772,620

Consolidated		Three months ended Sep 30, 2010			Three months ended Sep 30, 2010

Homburg	80%	$1,137,442	$284,361	$1,421,803	$2,329,829	$582,457	$2,912,286
PCP (c)	60%	186,110	124,073	310,183	720,296	480,197	1,200,493
Fameco I (e)	40%	—	537,180	537,180	—	1,075,086	1,075,086
Fameco II (f)	40%	—	494,191	494,191	—	494,191	494,191
Hirshland (g)	40%	—	161,435	161,435	—	158,675	158,675
Other	50%	15,180	15,180	30,360	31,787	31,787	63,574

		1,338,732	1,616,420	2,955,152	3,081,912	2,822,393	5,904,305
Held for Sale
WP Realty (d )	25%	1,499	4,498	5,997	1,499	4,498	5,997

		$1,340,231	$1,620,918	$2,961,149	$3,083,411	$2,826,891	$5,910,302

Managed Unconsolidated
Cedar/RioCan (h)	80%	$(686,281)	$(228,760)	$(915,041)	$4,049,241	$1,012,310	$5,061,551

Consolidated		Three months ended June 30, 2010			Three months ended June 30, 2010

Homburg	80%	$1,190,197	$297,549	$1,487,746	$2,373,418	$593,355	$2,966,773
PCP (c)	60%	465,701	310,467	776,168	1,002,118	668,078	1,670,196
Fameco I (e)	40%	—	552,994	552,994	—	1,083,840	1,083,840
Fameco II (f)	40%	—	323,386	323,386	—	323,386	323,386
Hirshland (g)	40%	—	145,023	145,023	—	142,328	142,328
Other	50%	20,017	20,017	40,034	31,161	31,161	62,322

		1,675,915	1,649,436	3,325,351	3,406,697	2,842,148	6,248,845
Held for Sale
WP Realty (d )	25%	10,298	30,894	41,192	10,298	30,894	41,192

		$1,686,213	$1,680,330	$3,366,543	$3,416,995	$2,873,042	$6,290,037

Managed Unconsolidated
Cedar/RioCan (h)	80%	$1,614,653	$460,854	$2,075,507	$2,974,953	$743,738	$3,718,691

Consolidated		Three months ended March 31, 2010			Three months ended March 31, 2010

Homburg	80%	$1,271,981	$317,995	$1,589,976	$2,446,210	$611,553	$3,057,763
PCP (c)	60%	417,153	278,102	695,255	891,694	594,463	1,486,157
Fameco I (e)	40%	—	670,000	670,000	—	1,180,984	1,180,984
Fameco II (f)	40%	—	437,110	437,110	—	437,110	437,110
Hirshland (g)	40%	—	160,833	160,833	—	155,316	155,316
Other	50%	9,476	9,476	18,952	30,293	30,293	60,586

		1,698,610	1,873,516	3,572,126	3,368,197	3,009,716	6,377,916
Held for Sale
WP Realty (d )	25%	(7,571)	(22,713)	(30,284)	(7,571)	(22,713)	(30,284)

		$1,691,039	$1,850,803	$3,541,842	$3,360,626	$2,987,003	$6,347,632

Managed Unconsolidated
Cedar/RioCan (h)	80%	$882,496	220,624	1,103,120	1,781,079	445,270	2,226,348

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar

Notes:

(a)
The Partners’ and Cedar’s respective shares of equity, net income and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of non-proportionate initial investments (per the respective joint venture agreements). Equity also includes net receivable/payable balances on open account between joint ventures and wholly-owned entities.

(b)
Includes limited partners’ share. Cedar’s equity in the Homburg joint venture includes the excess of the joint venture partner’s contribution over the underlying net book value of the properties owned prior to their contribution to the joint venture in December 2007.

(c)	Cedar has a 40% interest in two joint ventures formed for the acquisitions of New London Mall and San Souci Plaza in January and February 2009, respectively.

(d)	Cedar has a 75% interest in a consolidated joint venture formed for the redevelopment/retenanting of a shopping center (Columbia Mall) in Bloombsburg, PA, which has been treated as “held for sale”.

(e)
Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Upland Square) in Pottsgrove, PA, and is to receive a preferred rate of return on its investment, if earned.

(f)
Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Crossroads II) in Stroudsburg, PA, and is to receive a preferred rate of return on its investment, if earned.

(g)
Cedar has a 60% interest in a consolidated joint venture formed for the acquisition, construction and development of a shopping center (Heritage Crossing) in Limerick, PA and is to receive a preferred rate of return on its investment, if earned.

(h)
Cedar has a 20% interest in an unconsolidated joint venture formed initially for the acquisition of seven properties previously owned by the Company, which the Company continues to manage. The balances at March 31, 2010 represent the assets and liabilities of the properties transferred prior to that date; the revenues, expenses and FFO for these properties represent their results of operations subsequent to the dates of their transfers to the joint venture.

(i)
Non-operating income and expense consists principally of interest expense and amortization of financing costs. With respect to the Cedar/RioCan joint venture, acquisition transaction costs were $68,000, $2.6 million, $3.9 million and $0.6 million for March 31, 2011, December 31, 2010, September 30, 2010 and March 31, 2010, respectively. The amounts for December 31, 2010 and September 30, 2010 include $0.9 million and $1.3 million, respectively, charged by Cedar.

(j)	Includes the net results of properties treated as “held for sale”.